                                 EXHIBIT 10.114


                       AGREEMENT FOR PURCHASE AND SALE OF
                             WINDY POINT BUILDINGS

                         AGREEMENT FOR PURCHASE AND SALE

                                     between

                         WINDY POINT OF SCHAUMBURG, LLC,
                                    as Seller

                                       and

                              WELLS CAPITAL, INC.,
                                  as Purchaser



                            Dated: NOVEMBER 30, 2001

                               TABLE OF CONTENTS
                               -----------------

                                                                             Page
ARTICLE I DEFINITIONS .......................................................   1
     Section 1.1    Definitions. ............................................   1
        "Actual New Seventh Floor Rent Credit" ..............................   1
        "Agreement" .........................................................   1
        "Association" .......................................................   1
        "Bankruptcy Code" ...................................................   1
        "Broker" ............................................................   1
        "Closing" ...........................................................   1
        "Closing Date" ......................................................   1
        "Contracts" .........................................................   1
        "Conveyancing Documents" ............................................   2
        "Declaration" .......................................................   2
        "Due Diligence" .....................................................   2
        "Due Diligence Termination Date" ....................................   2
        "Earnest Money" .....................................................   2
        "Earnest Money Trust Agreement" .....................................   2
        "Effective Date" ....................................................   2
        "Environmental Laws" ................................................   2
        "Escrow Agent" ......................................................   2
        "Escrow Agreement" ..................................................   2
        "Estimated New Seventh Floor Rent Credit" ...........................   3
        "Evaluation Materials" ..............................................   3
        "Financing" .........................................................   3
        "Fixtures" ..........................................................   3
        "FRC Windy Point" ...................................................   3
        "Governmental Authority" ............................................   3
        "Information" .......................................................   3
        "Insolvency Proceedings" ............................................   3
        "Insolvent" .........................................................   3
        "Leases" ............................................................   3
        "Lease-Up Costs" ....................................................   4
        "Liabilities" .......................................................   4
        "Litigation Schedule" ...............................................   4
        "Monetary Objection or Objections" or "Monetary Exception or
            Exceptions" .....................................................   4
        "New Seventh Floor Lease" ...........................................   4
        "Obligations" .......................................................   4
        "Other Contracts" ...................................................   4
        "Permitted Exceptions" ..............................................   4
        "Person" ............................................................   4
        "Personal Property" .................................................   5
        "Property" ..........................................................   6

        "Property Manager" ....................................................  6
        "Protest Proceedings" .................................................  6
        "Purchaser" ...........................................................  6
        "Purchaser Parties" ...................................................  6
        "Purchase Price" ......................................................  6
        "Purchaser's Conditions Precedent" ....................................  6
        "Rents" ...............................................................  6
        "Required Endorsements" ...............................................  6
        "Required Tenants" ....................................................  7
        "Reserved Claims" .....................................................  7
        "Securities Laws" .....................................................  7
        "Security(ies)" .......................................................  7
        "Seller" ..............................................................  7
        "Seller Parties" ......................................................  7
        "Seller's Conditions Precedent" .......................................  7
        "Settlement Statement" ................................................  7
        "Tenants" .............................................................  8
        "Tenant Estoppel Certificate" or "Tenant Estoppel Certificates" .......  8
        "Tenant Service Payments" .............................................  8
        "Title Commitment" ....................................................  8
        "Title Company" .......................................................  8
        "Transfer" ............................................................  8
        "Travelers Windy Point" ...............................................  8
        "Uncollected Rents" ...................................................  8
        "Windy Point I" .......................................................  8
        "Windy Point II" ......................................................  8
     Section 1.2   Rules of Construction. .....................................  8

ARTICLE II PURCHASE AND SALE                                                     9
     Section 2.1   Agreement to Purchase and Sell. ............................  9
     Section 2.2   Conditions Precedent. ......................................  9
     Section 2.3   Due Diligence Period. ...................................... 12
     Section 2.4   Due Diligence Conditions. .................................. 13
     Section 2.5   Purchaser's Independent Investigation. ..................... 15
     Section 2.6   Property Conveyed As Is. ................................... 16
     Section 2.7   Leasing and Management Agreements. ......................... 17
     Section 2.8   New Contracts and Leases. .................................. 17
     Section 2.9   Termination of Contracts, Other Contracts and/or Leases. ... 18
     Section 2.10  No New Encumbrances. ....................................... 19
     Section 2.11  Ordinary Course of Business. ............................... 19
     Section 2.12  Casualty/Condemnation. ..................................... 19
     Section 2.13  Title and Survey ........................................... 20
     Section 2.14  Tenant Estoppel Certificates ............................... 21
     Section 2.15  Subdivision Bond ........................................... 22
     Section 2.16  Restrictions Estoppels ..................................... 22
     Section 2.17  Lot 4A Parking. ............................................ 22

ARTICLE III PURCHASE PRICE; CLOSING ADJUSTMENTS............................................ 23
     Section 3.1    Earnest Money; Purchase Price.......................................... 23
     Section 3.2    Closing Costs.......................................................... 23
     Section 3.3    Prorations and Adjustments............................................. 24
     Section 3.4    Post-Closing Inspection, Verification and Adjustments.................. 28
     Section 3.5    Application of Earnest Money........................................... 29

ARTICLE IV CLOSING; CONVEYANCING DOCUMENTS................................................. 29
     Section 4.1    Closing Escrow......................................................... 29
     Section 4.2    Conveyancing Documents................................................. 30

ARTICLE V REPRESENTATIONS AND WARRANTIES................................................... 32
     Section 5.1    Representations and Warranties by Purchaser............................ 32
     Section 5.2    Representations and Warranties by Seller............................... 34
     Section 5.3    Special Seller Representation and Warranty Regarding Bulk Sales........ 37

ARTICLE VI DEFAULT REMEDIES................................................................ 38
     Section 6.1    By Purchaser........................................................... 38
     Section 6.2    By Seller.............................................................. 39
     Section 6.3    Post-Closing Defaults.................................................. 40
     Section 6.4    General Provisions..................................................... 40

ARTICLE VII MISCELLANEOUS.................................................................. 41
     Section 7.1    Assignment............................................................. 41
     Section 7.2    Notices................................................................ 42
     Section 7.3    No Third Party Beneficiary............................................. 43
     Section 7.4    Successors and Assigns................................................. 43
     Section 7.5    Severability........................................................... 43
     Section 7.6    Modification........................................................... 43
     Section 7.7    Governing Law.......................................................... 44
     Section 7.8    Consent to Jurisdiction................................................ 44
     Section 7.9    Headings............................................................... 44
     Section 7.10   Entire Agreement....................................................... 44
     Section 7.11   Broker................................................................. 44
     Section 7.12   No Personal/Joint Liability............................................ 45
     Section 7.13   Survival............................................................... 45
     Section 7.14   Waiver of Trial by Jury................................................ 45
     Section 7.15   Time Is of Essence..................................................... 45
     Section 7.16   Effective Date......................................................... 45
     Section 7.17   No Recording........................................................... 46
     Section 7.18   Informed Consent....................................................... 46
     Section 7.19   Further Assurances..................................................... 46
     Section 7.20   Counterparts........................................................... 46
     Section 7.21   WAIVER OF CONSUMER PROTECTION/DECEPTIVE TRADE PRACTICES ACTS........... 46
     Section 7.22   Securities Acknowledgments............................................. 47

     Section 7.23   Public Disclosure...................................................... 47
     Section 7.24   Letter of Understanding................................................ 47
     Section 7.25   Like Kind Exchange..................................................... 47

EXHIBITS:
--------

Exhibit A      -    Legal Description of Property
Exhibit B      -    Earnest Money Trust Agreement
Exhibit C      -    Escrow Agreement
Exhibit D      -    [Intentionally Omitted]
Exhibit E      -    List of Leases
Exhibit E-1    -    Defaults Under Leases
Exhibit F      -    Deed
Exhibit G      -    Bill of Sale
Exhibit H      -    Assignment of Leases
Exhibit I      -    Assignment of Contract Rights
Exhibit J      -    Condemnation
Exhibit J-1    -    IDOT Easement
Exhibit K      -    Tenant Notices
Exhibit L      -    FIRPTA Affidavit
Exhibit M      -    Contractor Notices
Exhibit N-1    -    Global Knowledge Network, Inc. - Form of Tenant Estoppel
Exhibit N-2    -    National Semiconductor Corporation - Form of Tenant Estoppel
Exhibit N-3    -    TCI Great Lakes, Inc. - Form of Tenant Estoppel
Exhibit N-4    -    Zurich American Insurance Company - Form of Tenant Estoppel
Exhibit N-5    -    The Apollo Group, Inc. - Form of Tenant Estoppel
Exhibit N-6    -    G&R Service Management II, Inc. - Form of Tenant Estoppel
Exhibit N-7    -    SprintCom, Inc. - Form of Tenant Estoppel
Exhibit O      -    Litigation Schedule
Exhibit P      -    List of Contracts To Be Assigned
Exhibit P-1    -    Other Contracts
Exhibit Q      -    List of Security Deposits
Exhibit R      -    Commission Agreements
Exhibit S      -    Personal Property
Exhibit T      -    Disclosure Documents Provided
Exhibit U      -    [Intentionally Omitted]
Exhibit V-1    -    Seller Certificate as to Representations and Warranties
Exhibit V-2    -    Purchaser Certificate as to Representations and Warranties
Exhibit W-1    -    Restrictions Estoppel - Declarant
Exhibit W-2    -    Restrictions Estoppel - Association
Exhibit X      -    Lease-Up Costs to be Assumed by Purchaser
Exhibit Y      -    Assignment of Letter of Credit
Exhibit Z      -    Bulk Sales Indemnity
Exhibit AA     -    Assignment Agreement

                         AGREEMENT FOR PURCHASE AND SALE
                         -------------------------------

     THIS AGREEMENT FOR PURCHASE AND SALE (as more particularly defined in
Section 1.1 below, this "Agreement") is made as of the 30th day of November,
-----------
2001 by and between WINDY POINT OF SCHAUMBURG, LLC (as more particularly defined in Section 1.1 below, "Seller") and WELLS CAPITAL, INC. (as more particularly
   -----------
defined in Section 1.1 below, "Purchaser").
           -----------

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

     Section 1.1  Definitions. Seller and Purchaser hereby agree that the
                  -----------
following terms shall have the meanings hereinafter set forth, such definitions to be applicable equally to the singular and plural forms, and to the masculine and feminine forms, of such terms:

     "Actual New Seventh Floor Rent Credit" shall mean an amount derived by multiplying (a) $28.86 by (b) 28,322 square feet and then multiplying such product by a fraction, the numerator of which is the actual number of days between (i) the Closing Date and (ii) the date on which The Apollo Group, Inc. is obligated to commence the payment of rent under the New Seventh Floor Lease, after deducting any days of delay directly caused by Purchaser and the denominator of which is 365 days.

     "Agreement" shall mean this Agreement for Purchase and Sale, as amended or supplemented from time to time in writing by the parties hereto in accordance with the terms hereof.

     "Association" shall mean Windy Point Owners Association, an Illinois not-for-profit corporation.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C.ss.ss.101, et seq., as amended or supplemented from time to time.

     "Broker" shall mean CB Richard Ellis, Inc., and its legal representatives, successors and assigns.

     "Closing" shall mean the consummation of the purchase and sale transaction contemplated by this Agreement in accordance with Section 4.1, which shall occur
                                                  -----------
no later than 3:00 p.m., Central Time, on the Closing Date.

     "Closing Date" shall mean December 31, 2001, or such other date and time as may be permitted under Sections 2.2(a) and 2.2(b) or agreed upon in writing by
                       --------------------------
Seller and Purchaser.

     "Contracts" shall mean those unexpired contracts shown on Exhibit P
                                                               ---------
relating to the Property as of the Closing Date, to the extent assignable.

     "Conveyancing Documents" shall have the meaning of the same defined term set forth in Section 4.2.
             -----------

     "Declaration" shall mean that certain Declaration of Covenants, Conditions, Restrictions, Reciprocal Rights and Easements for Windy Point Development, Schaumburg, Illinois, dated as of February 8, 1999, recorded February 9, 1999, as Document No. 99137489 in the Cook County, Illinois Recorder's Office; as amended by that certain First Amendment to Declaration of Covenants, Conditions, Restrictions, Reciprocal Rights and Easements made by Declarant, dated as of May 12, 1999, and recorded as Document No. 99474175 in said public records; as amended by that certain Second Amendment to Declaration of Covenants, Conditions, Restrictions, Reciprocal Rights and Easements, made by Declarant dated as of October 26, 1999, and recorded as Document No. 09025166 in said public records.

     "Due Diligence" shall have the meaning of the same defined term set forth in Section 2.3.
   -----------

     "Due Diligence Termination Date" shall mean the earlier of (i) 5:00 p.m., Central Time, on the date that is thirty (30) days after the Effective Date (or the next business day, if such 30/th/ day is not a business day) and (ii) December 28, 2001.

     "Earnest Money" shall mean the sum of One Million and No/100 United States Dollars ($1,000,000.00) required to be deposited by Purchaser with Escrow Agent for the benefit of Seller in accordance with the terms of Section 3.1(a) and the
                                                          --------------
Earnest Money Trust Agreement, or so much thereof as has actually been paid by Purchaser that may be remaining from time to time, together with all interest earned thereon, all of which shall be applied and disbursed in accordance with the terms of this Agreement and the Earnest Money Trust Agreement.

     "Earnest Money Trust Agreement" shall mean that certain Earnest Money Trust Agreement of even date herewith executed or to be executed and delivered by and among Purchaser, Seller and Escrow Agent, in the form attached as Exhibit B, as
                                                                  ---------
the same may be amended or supplemented from time to time in writing by the parties thereto in accordance with the terms thereof.

     "Effective Date" shall mean the date on which each and all of the conditions precedent to the effectiveness of this Agreement are satisfied in accordance with Section 7.16.
                ------------

     "Environmental Laws" shall have the meaning set forth in Section 5.2(i).
                                                              --------------

     "Escrow Agent" shall mean Near North National Title Corporation, as escrow agent and settlement agent, under the Escrow Agreement, or any successor escrow agent mutually designated by Seller and Purchaser, and their respective legal representatives, successors and assigns.

     "Escrow Agreement" shall mean that certain Closing Escrow Agreement executed or to be executed and delivered by and among Purchaser, Seller and Escrow Agent, in the form attached as Exhibit C, as the same may be amended or
                                      ---------
supplemented from time to time in writing by the parties thereto in accordance with the terms thereof.

     "Estimated New Seventh Floor Rent Credit" shall mean an amount equal to $434,439.30, which amount was derived by multiplying (a) $28.86 by (b) 28,232 square feet and then multiplying such product by a fraction, the numerator of which is 194 days and the denominator of which is 365 days.

     "Evaluation Materials" shall have the meaning of the same defined term set forth in Section 2.4.
         -----------

     "Financing" shall mean, individually and collectively, any financing, investment and/or other funding arrangements of any kind or nature whatsoever, whether direct or indirect, private or public, interim or long term, structured as debt or equity, secured or unsecured, pursuant to repurchase agreements or reverse repurchase agreements, and whether for purposes of acquisition, ownership, holding, warehousing, securitization or otherwise, together with the rights and obligations of the holders thereof and payments and distributions thereon and proceeds therefrom.

     "Fixtures" shall mean all of the right, title and interest of Seller in and to the fixtures which are located at and affixed to any of the improvements on the Property as of the Closing Date, but specifically excluding any fixtures owned by the Tenants under the Leases.

     "FRC Windy Point" shall mean FRC Windy Point L.L.C., an Illinois limited liability company.

     "Governmental Authority" shall mean the United States, any State, Commonwealth, District, Territory, municipality, foreign state, or other foreign or domestic government, or department, agency, board, commission, or instrumentality of any of the foregoing.

     "Information" shall mean, individually and collectively, all documents, reports, studies, materials and other information of any kind or nature whatsoever, including the Evaluation Materials, whether relating to the Property or otherwise, provided to any of the Purchaser Parties by any of the Seller Parties, whether prior to, on or after the date hereof, in whatsoever form.

     "Insolvency Proceedings" shall mean any reorganization, liquidation, dissolution, receivership or other actions or proceedings under the Bankruptcy Code or any other federal, state or local laws affecting the rights of debtors and/or creditors generally, whether voluntary or involuntary and including proceedings to set aside or avoid any transfer of an interest in property or obligations, whether denominated as a fraudulent conveyance, preferential transfer or otherwise, or to recover the value thereof or to charge, encumber or impose a lien thereon.

     "Insolvent" shall have the meaning of the same defined term set forth in
Section 101(32) of the Bankruptcy Code.

     "Leases" shall mean all unexpired leases and each amendment, renewal, expansion and extension thereto, subleases, occupancy agreements, licenses and any other agreements for the possession or occupancy of the Property shown on Exhibit E, to the extent in effect as of the Closing Date, together with the
---------
security deposits of Tenants thereunder not applied in accordance with the terms thereof prior to Closing.

     "Lease-Up Costs" shall mean collectively, all locator fees, finder's fees, referral fees and other leasing commissions ("Commissions") and all tenant allowances and concessions applicable to the Leases. The current outstanding Lease-Up Costs, including Commissions, are shown on Exhibit X attached hereto.
                                                    ---------

     "Liabilities" shall mean, individually and collectively, any and all claims, controversies, disputes, demands, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses, whether incurred in connection with nonjudicial action, prior to trial, at trial or in settlement, excluding, however, attorneys' fees and expenses incurred on appeal) incurred by or asserted against Purchaser Parties or Seller Parties, as the case may be, whether grounded in contract, statute (including the Securities Laws), tort or otherwise, at law or in equity.

     "Litigation Schedule" shall have the meaning set forth in Section 5.2(i).
                                                               --------------

     "Monetary Objection or Objections" or "Monetary Exception or Exceptions" shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument granted by Seller encumbering all or any part of the Property, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of the Purchaser Parties or any Tenant or unless pursuant to obligations of Tenants under Leases), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and
(d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Property is located which judgments, in aggregate, total less than $500,000.

     "New Seventh Floor Lease" shall mean that certain lease dated November 16, 2001, by and between Seller and The Apollo Group, Inc. for the seventh floor of Windy Point I.

     "Obligations" shall mean, individually and collectively, any and all liabilities, obligations, duties, covenants or agreements of Seller or Purchaser (as assignee of Seller pursuant to this Agreement) under or with respect to or in any way arising out of or relating to the Property during their respective periods of ownership of the Property, including the Leases and Contracts.

     "Other Contracts" shall mean the management agreement between Seller and Property Manager, any insurance policies and those contracts shown on Exhibit
                                                                      -------
P-1.
---

     "Permitted Exceptions" shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent, (b) the Leases, (c) such other easements, restrictions and encumbrances that do not constitute Monetary Exceptions and that are accepted (or deemed accepted) or not otherwise objected to by Purchaser in accordance with Section 2.13, and (d) such additional exceptions to title arising through the acts of Seller but only to the extent permitted by Sections 2.8, 2.9 and 2.10.

     "Person" shall mean an individual, estate, trust, trustee, receiver, partnership, limited liability partnership, corporation, limited liability company, depository institution (including federal or state savings banks, saving and loan associations and credit unions), Governmental Authority, or other legal entity.

     "Personal Property" shall mean: (a) all personal property listed on the attached Exhibit S; and (b) all of the right, title and interest of Seller as of
         ---------
the Closing Date in and to all furniture, equipment, machinery, and other tangible property owned by Seller and installed in, located at, or situated on the Property and all intangible assets of any nature owned by Seller and relating solely to the Property for the period from and after the Closing Date, to the extent assignable, including (i) all guaranties and warranties applicable to the Property, (ii) all plans, specifications, engineering drawings and prints relating to the construction of the improvements, (iii) all operating manuals and books, data and records regarding the physical component systems of the improvements at the Property, (iv) all tenant lists and tenant marketing information and materials, (v) all goodwill associated with the Property, (vi) all licenses, permits, certificates of occupancy and other approvals issued to Seller by any Governmental Authority relating to the use, maintenance or operation of the Property, (vii) all logos, designs, trademarks and trade names related to the Property, (viii) all telephone exchange numbers identified with the Property, (ix) all other intangible property used by Seller solely in connection with the Property and (x) all books and records relating to the Property (but excluding any Confidential Information); but specifically
                                                       ----------------
excluding, whether tangible or intangible, the following property: (A) any
---------
personal property and fixtures owned, financed and/or leased by the Tenants; (B) the names, trademarks and/or trade names of "Travelers," "The Travelers Insurance Company," "Citigroup," "Fifield" and/or the Property Manager, in whatsoever form, and any tangible personal property in which any of the foregoing are affixed or incorporated (other than the leasing and other Property files and records), any or all of which shall be removed by Seller at its expense prior to or within ten (10) days after Closing and Purchaser and Seller agree to cooperate in such removal and Purchaser acknowledges that such removal may result in the removal of certain tangible personal property including such names, trademarks and/or trade names which will not be replaced by Seller, provided Seller agrees to repair any physical damage to the Property caused by such removal; (C) any cash-on-hand, petty cash, bank accounts or other funds of Seller (excluding any prepaid Rents which shall be adjusted between the parties pursuant to Section 3.3) in whatsoever form the same are held; (D) any and all
            -----------
Rents and Uncollected Rents, all of which shall be separately adjusted between the parties pursuant to Section 3.3; (E) all rights to refunds, accounts
                        -----------
receivable, accrued and unpaid claims, causes of action and rights of reimbursement from third parties (other than amounts under the Contracts and Leases which shall be prorated pursuant to Section 3.3), including, without
                                           -----------
limitation, any amounts that are due and owing or otherwise may be payable to Seller in connection with the Owners' Controlled Insurance Program ("OCIP Refund"), bonds (including payment and performance), and any other claims for payment Seller may have, to the extent arising or relating to the period prior to Closing and including, without limitation, the Reserved Claims; (F) all of Seller's financial and corporate books and records, in whatsoever form or nature, relating to tax returns and reporting information (other than reporting information necessary for the reconciliation of real estate taxes and operating expenses for the Property as required under the Leases), organizational documents, minutes, resolutions, and related corporate materials, appraisals or valuations or other proprietary or confidential reports and studies (of whatsoever form or nature and whether or not prepared by the Seller Parties or any other person) of the Property, materials relating to the marketing of or market information regarding the Property, including leasing (to the extent the same includes the names, trademarks and/or trade names of "Travelers," "The Travelers Insurance Company," "Citigroup," "Fifield" and/or the Property Manager, in whatsoever form) or sale of the Property, internal analyses and communications (of whatsoever form or nature) of the Seller Parties relating to the Property or any other matter (including inspections, evaluations, approvals, work summaries and work product), communications or other documentation prepared by or exchanged with legal counsel (whether internal or external) of the Seller Parties (including any work product and any other documentation prepared in anticipation of litigation, other than litigation with tenants who reside at the Property as of the Closing), financial statements and related confidential information of the Seller Parties, communications or other documentation prepared by or exchanged with any current or former lender of Seller (whether internal or external), and financial analyses and projections (by whomsoever prepared) relating to the Property or otherwise (all such documents are hereinafter referred to as "Confidential Information") ; and (G) all software of any kind or nature whatsoever, including applications software and computer software, databases, programs, archive media, backup media, electronic data, documentation, manuals and codes used by any of Seller Parties in connection with the management, operation and maintenance of the Property.

     "Property" shall mean individually and collectively, those parcels of land described on Exhibit A, together with the improvements thereon as of Closing,
             ---------
and all of Seller's right, title and interest as of the Closing Date in and to:
(a) all privileges, rights, easements and appurtenances belonging to such land;
(b) all streets, alleys, passages and other rights-of-way or appurtenances, included in, adjacent to, or used in connection with such land; and (c) the Leases, Contracts, Fixtures, and Personal Property.

     "Property Manager" shall mean Cushman & Wakefield of Illinois, Inc., in its capacity as property manager for the Property, and its legal representatives, successors and assigns.

     "Protest Proceedings" shall have the meaning set forth in Section 3.3(f).
                                                               --------------

     "Purchaser" shall mean Wells Capital, Inc., a Georgia corporation, and its legal representatives, successors and the assigns permitted in Section 7.1.
                                                               -----------

     "Purchaser Parties" shall mean, collectively, Purchaser, and each and all of its members, officers, directors, employees, shareholders, partners, agents, and contractors, and each and all of the respective legal representatives, heirs, successors and assigns of any of the foregoing.

     "Purchase Price" shall have the meaning set forth in Section 3.1(b).
                                                          --------------

     "Purchaser's Conditions Precedent" shall have the meaning of the same defined term set forth in Section 2.2 (b).
                          ---------------

     "Rents" shall mean collectively, all rents (whether denominated base rent, fixed rent, additional rent, escalations or otherwise under the Leases), advance rentals, fees, all reimbursements, and other sums payable by Tenants under the Leases to Seller, but specifically excluding security deposits and Tenant Service Payments.

     "Required Endorsements" shall mean each of the following endorsements to the owner's title policy to be issued by the Title Company as contemplated herein: (a) separate tax parcel, (b) legal subdivision, (c) access, (d) zoning
3.1 (including parking), (e) same as survey, (f) affirmative coverage that Zurich American Insurance Company and TCI Great Lakes, Inc. have waived their purchase options under their respective Leases with respect to the sale contemplated herein, and (g) contiguity between the fee parcels. Such Required Endorsements shall be in the form as may be acceptable to Purchaser, as determined prior to the Due Diligence Termination Date.

     "Required Tenants" shall mean (a) Global Knowledge Network, Inc.; (b) National Semiconductor Corporation; (c) TCI Great Lakes, Inc.; (d) Zurich American Insurance Company; and (e) The Apollo Group, Inc.

     "Reserved Claims" shall have the meaning of the same defined term set forth in Section 3.3(b).
   --------------

     "Securities Laws" shall mean, individually and collectively, the Securities Act of 1933, the Securities Exchange Act of 1934, and any and all other laws, regulations, rules, orders and decrees of any Governmental Authorities governing the issuance, sale, marketing, exchange or disposition of Securities, as any of the foregoing are amended from time to time.

     "Security(ies)"shall have the meaning of the same defined term in any Securities Laws, including the meaning for such term set forth in section 77(b)(1) of the Securities Act of 1933 (15 U.S.C.(S) 77(b)(1)), section
3(a)(10) of the Securities Exchange Act of 1934 (15 U.S.C.(S) 78(c)(10)), and
Section 101(49)(A) of the Bankruptcy Code, and shall further include, without limitation, individually and collectively: note; stock; treasury stock; share in a corporation (whether or not transferable or denominated "stock" or similar security); bond; debenture; evidence of indebtedness; collateral trust certificate; pre-organization certificate or subscription; transferable share; voting trust certificate; certificate of deposit; certificate of deposit for security; investment contract; certificate of interest or participation in a profit sharing agreement or trust or in a royalty, lease, contract or other interest; interests in a partnership; any legal or beneficial interest in a trust or pooling or custodial agreement; any claim, interest or instrument commonly known as a "security" or otherwise defined as a "security" under any Securities Laws; certificate of interest or participation in, temporary or interim certificate for, guarantee of, receipt for, warrant or right to subscribe to or purchase or sell any of the foregoing; whether in the nature of debt or equity, and whether or not the subject of a registration statement filed with the Securities and Exchange Commission or exempt under Securities Laws from the requirement to file such a statement, together with the rights and obligations of the holders thereof and the payments and distributions thereon and the proceeds therefrom.

     "Seller" shall mean Windy Point of Schaumburg, LLC, a Delaware limited liability company, and its legal representatives, successors and assigns.

     "Seller Parties" shall mean collectively, Seller, each and all of its members, officers, directors, employees, shareholders, contractors and agents (including Property Manager), and each and all of the legal representatives, heirs, successors and assigns of any of the foregoing.

     "Seller's Conditions Precedent" shall have the meaning of the same defined term set forth in Section 2.2(a).
                  --------------

     "Settlement Statement" shall mean the Settlement Statement to be executed by Purchaser and Seller in connection with the Closing of the transactions contemplated hereby and delivered to Escrow Agent on or prior to the Closing Date.

     "Tenants" shall mean each Person occupying or possessing, or having the right to occupy or possess, all or any portion of the Property pursuant to the Leases, including tenants and subtenants, all as shown on Exhibit E.
                                                          ---------

     "Tenant Estoppel Certificate" or "Tenant Estoppel Certificates" shall mean certificates substantially in the form attached hereto as Exhibits N-1 through
                                                          ------------
N-7 to be sought from the Required Tenants, G&R Management II, Inc. and
---
SprintCom, Inc. under their respective Leases.

     "Tenant Service Payments" shall mean sums due to Seller, as landlord under the Leases, from the Tenants for reimbursement of costs incurred by Seller prior to the Closing Date in connection with the provision of services to the Tenants (excluding operating expenses which are charged to all Tenants at the Property) identified on an exhibit attached to the Settlement Statement.

     "Title Commitment" shall mean that certain commitment for title insurance No. N01012216 (Revision __ 11/__/01, ba) issued by Near North National Title Corporation, as agent for Ticor Title Insurance Corporation, with an effective date of October 25, 2001.

     "Title Company" shall mean Ticor Title Insurance Company.

     "Transfer" shall mean, individually and collectively, any conveyance, sale, assignment, transfer, lease (other than in the ordinary course of business to Tenants), hypothecation, encumbrance, pledge, mortgage (including security deed, deed of trust and security interest), charge or alienation of any kind or nature whatsoever, or any offer or agreement to do any of the foregoing, whether direct or indirect, private or public, voluntary or involuntary, by operation of law or otherwise, with or without the consent of the Seller Parties.

     "Travelers Windy Point" shall mean Travelers Schaumburg Windy Point, LLC, a Delaware limited liability company.

     "Uncollected Rents" shall mean collectively, all Rents which are due or past due under the Leases and have not been collected by Seller as of the Closing Date (whether or not billed), but excluding security deposits.

     "Windy Point I" shall mean the Property located at 1500 McConnor Parkway in Schaumburg, Illinois.

     "Windy Point II" shall mean the Property located at 1600 McConnor Parkway in Schaumburg, Illinois.

     Section 1.2  Rules of Construction. Article and Section captions used in
                  ---------------------
this Agreement are for convenience only and shall not affect the construction of the Agreement. All references to "Articles" and "Sections," without reference to a document other than this Agreement are intended to designate articles and sections of this Agreement, and the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article or Section, unless specifically designated otherwise. The use of the term: (a) "including" shall mean in all cases "including but not limited to," unless specifically designated otherwise; and (b) "legal representatives" shall mean any trustee, receiver, custodian and/or any other person or entity appointed or authorized to act in a representative capacity by a court or any other governmental or quasi-governmental entity, whether appointed pursuant to the Bankruptcy Code or otherwise. No rules of construction against the drafter of this Agreement shall apply in any interpretation or enforcement of this Agreement, any documents or certificates executed pursuant hereto, or any provisions of any of the foregoing.

                                   ARTICLE II
                                   ----------

                                PURCHASE AND SALE
                                -----------------

     Section 2.1  Agreement to Purchase and Sell. Subject to the conditions set
                  ------------------------------
forth in Sections 2.2(a) and 2.2(b), Seller agrees to sell, and Purchaser agrees
         --------------------------
to purchase, the Property on the Closing Date in accordance with the terms and provisions hereof. In connection with such sale, Seller agrees to transfer and assign, and Purchaser agrees to assume and perform, all of Seller's right, title and interest in and to the Leases and Contracts and the Obligations arising and/or accruing from and after Closing.

     Section 2.2  Conditions Precedent.
                  --------------------

          (a)     Seller's Conditions Precedent to Sale of Property. Seller's
                  -------------------------------------------------
     obligation to sell the Property in accordance with Section 2.1 is hereby
                                                        -----------
     conditioned upon full and complete satisfaction, or written waiver signed by Seller, of each and all of the following conditions precedent (individually, the "Seller's Condition Precedent" and collectively, the "Seller's Conditions Precedent") on or prior to the dates specified below:

                  (i) on or before the Due Diligence Termination Date, Purchaser shall have given notice to Seller of its election to proceed to Closing strictly in accordance with the terms of this Agreement, including without limitation Section 2.3;
                                       -----------

                  (ii) on or before the Closing Date, Purchaser shall have executed and delivered to Escrow Agent, to be held pursuant to the terms of the Escrow Agreement, the Escrow Agreement and each and all of the Conveyancing Documents to be delivered by Purchaser pursuant to
          Section 4.2;
          -----------

                  (iii) on or before 1:00 p.m. Central Time on the Closing Date, Purchaser shall have delivered to Escrow Agent, to be held pursuant to the terms of the Escrow Agreement, the full amount of the Purchase Price (taking into consideration the Earnest Money and all prorations, credits and adjustments pursuant to the terms of this Agreement), in immediately available funds, together with any and all other sums that are to be paid by Purchaser at Closing pursuant to this Agreement, including the costs and expenses identified in Sections 3.2 and 3.3 and any other amounts shown as payable by
          --------------------
          Purchaser on the Settlement Statement;

               (iv)   the representations and warranties made by Purchaser in
          Section 5.1 shall be true and correct in all material respects on and
          -----------
          as of the date made and as of Closing and Purchaser shall have performed and complied in all material respects with all covenants and obligations required to be performed by it as of the Closing Date; and

               (v) on and as of the Closing Date, each and all of the conditions precedent to release of the Purchase Price and Conveyancing Documents from escrow set forth in the Escrow Agreement to be performed by Purchaser shall have been fully and completely satisfied, or waived in writing by Seller, strictly in accordance with the terms of this Agreement and the Escrow Agreement.

Seller agrees that, as soon as Seller has notice of the failure of the Seller's Condition Precedent set forth in (iv) above, Seller shall notify Purchaser thereof and Purchaser shall have ten (10) business days after the giving of such notice within which to cure such failure (no obligation to do so being implied hereby) and, if required, the Closing Date shall automatically be extended to the next business day occurring after such ten (10) business day period; provided, however, in no event shall the Closing Date be further extended unless Seller and Purchaser agree in writing to such extension. In the event each and all of the Seller's Conditions Precedent are not fully and completely satisfied or waived on or before the dates specified above or, if applicable, on the first business day occurring after the ten (10) business day cure period mentioned in the immediately preceding sentence (which shall not be further extended without Seller's and Purchaser's prior written agreement), unless caused by a breach by Seller (in which case Purchaser shall have the rights and remedies in Section
                                                                      -------
6.2 on account of such breach), Seller shall have the option to: (A) waive all
---
or any of such Seller's Conditions Precedent and proceed with Closing; or (B) terminate Seller's obligation to sell the Property by written notice at or prior to Closing, whereupon Seller's obligation to sell and Purchaser's obligation to purchase the Property shall be deemed, without additional notice, grace or further act of any party, to be automatically null and void and of no force or effect, in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement, and Purchaser shall be entitled to a refund of the Earnest Money in accordance with Section 3.5
                                                                -----------
unless the failure of any of Seller's Conditions Precedent to be satisfied is otherwise, or is caused by, a breach in any material respect of any of Purchaser's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, in which case Seller shall be entitled to the rights and remedies set forth in Section 6.1 on account of such breach. Purchaser shall
                      -----------
have no liability for failing to satisfy any of the Seller's Conditions Precedent unless the failure to satisfy the same is otherwise, or is caused by, a breach in any material respect of any of Purchaser's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, whereupon Seller shall also be entitled to the rights and remedies set forth in Section
                                                                      -------
6.1 on account thereof. The Seller's Conditions Precedent set forth in this
---
Section 2.2(a), and each of them, shall inure solely to the benefit of Seller,
--------------
and no other Person, including Purchaser, shall have any right to waive or defer any of the conditions specified herein.

          (b)  Purchaser's Conditions Precedent to Purchase of Property.
               --------------------------------------------------------
     Purchaser's obligation to purchase the Property in accordance with Section
                                                                        -------
     2.1 is hereby
     ---
          conditioned upon full and complete satisfaction, or written waiver signed by Purchaser, of each and all of the following conditions precedent (individually, the "Purchaser's Condition Precedent" and collectively, the "Purchaser's Conditions Precedent") on or prior to the dates specified:

                           (i) on or before the Closing Date, Seller shall have executed and delivered to Escrow Agent, to be held pursuant to the terms of the Escrow Agreement, the Escrow Agreement and each and all of the Conveyancing Documents to be delivered by Seller pursuant to Section 4.2;
                                                  -----------

                           (ii) the representations and warranties made by Seller in Section 5.2 shall be true and correct in all
                            -----------
                  material respects on and as of the date made and as of Closing (and as if made without limitation to Seller's knowledge for purposes of this Section 2.2(b)(ii) only) and Seller shall have performed and complied in all material respects with all covenants and obligations required to be performed by it as of the Closing Date;

                           (iii) each and all of the conditions precedent to
                  release of the Purchase Price and Conveyancing Documents from escrow set forth in the Escrow Agreement to be performed by Seller shall have been fully and completely satisfied, or waived in writing by Purchaser, strictly in accordance with the terms of this Agreement and the Escrow Agreement;

                           (iv)  The Title Company shall be irrevocably
                  committed as of the Closing to issue its policy of title insurance (including the Required Endorsements) insuring Purchaser's fee simple title to the Property, subject only to the Permitted Exceptions, provided the failure of the Purchaser's Condition Precedent set forth in this Section 2.2(b)(v) shall not constitute a default by Seller hereunder, unless such failure is due to Seller's failure to satisfy its obligations pursuant to this Agreement; and

                           (v) There shall be no material adverse change in the environmental condition of the Property from the condition of the Property reflected in the environmental reports obtained by or on behalf of Purchaser prior to the Due Diligence Termination Date.

Purchaser agrees that, as soon as Purchaser has notice of the failure of a Purchaser's Condition Precedent, other than those Purchaser's Conditions Precedent set forth in (i) and (iii) above, Purchaser shall notify Seller thereof and Seller shall have ten (10) business days after the giving of such notice within which to cure such failure (no obligation to do so being implied hereby) and, if required, the Closing Date shall automatically be extended to the next business day occurring after such ten (10) business day period; provided, however, in no event shall the Closing Date be further extended unless Purchaser and Seller agree in writing to such extension. In the event each and all of the Purchaser's Conditions Precedent are not fully and completely satisfied or waived on or before the dates specified above or, if applicable, on the first business day occurring after the ten (10) business day cure period mentioned in the immediately preceding sentence (which shall not be further extended without Purchaser's and Seller's prior written agreement), unless caused by a breach by Purchaser (in which case Seller shall have the rights and remedies in Section 6.1 on account of such breach),
                                -----------
Purchaser shall have the option to: (A) waive all or any of such Purchaser's Conditions Precedent and proceed with Closing; or (B) terminate Purchaser's obligation to purchase the Property by written notice at or prior to the Closing Date, as extended pursuant to this Section 2.2, whereupon Purchaser's obligation
                                   -----------
to purchase and Seller's obligation to sell the Property shall be deemed, without additional notice, grace or further act of any party, to be automatically null and void and of no force or effect, in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement and Purchaser shall be entitled to an immediate refund of the Earnest Money in accordance with Section 3.5 unless the failure of
                                               -----------
any of Purchaser's Conditions Precedent to be satisfied is otherwise, or is caused by, a breach in any material respect of any of Purchaser's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, in which case Seller shall be entitled to the rights and remedies set forth in Section 6.1 on account of such breach. Seller shall have no liability
         -----------
for failing to satisfy any of the Purchaser's Conditions Precedent unless the failure to satisfy the same is otherwise, or is caused by, a breach in any material respect of any of Seller's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, whereupon Purchaser shall also be entitled to the rights and remedies set forth in Section 6.2 on account
                                                         -----------
thereof. The Purchaser's Conditions Precedent set forth in this Section 2.2(b),
                                                                --------------
and each of them, shall inure solely to the benefit of Purchaser, and no other Person, including Seller, shall have any right to waive or defer any of the conditions specified herein.

     Section 2.3  Due Diligence Period. Subject to the provisions of Section 2.4
                  --------------------                               -----------
and prior to the Closing Date, Purchaser shall be entitled to conduct such feasibility studies, due diligence activities, testing (excluding any invasive testing, which shall not be conducted without Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed), inspections, investigations, tests and examinations of the Property, including the Leases and Contracts, as it deems necessary or appropriate and to examine and investigate to its full satisfaction all other facts, circumstances and matters as it deems relevant to the purchase and assumption of Seller's right, title, interest and Obligations from and after the Closing Date in or relating to the Property, including the Leases, Contracts, income and operating performance of the Property, the condition of the Property (including the physical condition and use of the Property, availability and adequacy of utilities, access, zoning, compliance with applicable laws, credit worthiness of Tenants, environmental conditions on and/or affecting the Property, and engineering and structural matters), title, survey matters, and any other matters it deems necessary or appropriate for purposes of entering into and consummating the Agreement (all such studies, due diligence activities, reviews, testing, inspections, investigations, tests and examinations, whether occurring prior or subsequent to the date hereof, are collectively referred to herein as the "Due Diligence"). Pursuant to the terms hereof and prior to entering into this Agreement, Seller has provided to Purchaser copies of the documents listed on the attached Exhibit T, receipt of which is hereby acknowledged by Purchaser.
                ---------
Upon or prior to the Closing Date, if and to the extent in the possession of Seller or Property Manager, Seller agrees to make available to Purchaser at the offices of Property Manager and/or the Property, for inspection, copying and review by the Purchaser Parties, at Purchaser's sole cost and expense, all operating files maintained by Seller or the Property Manager or Seller's leasing agent in connection with the leasing, maintenance and/or management of the Property, including, without limitation, the Leases, lease files, contracts, leasing commission agreements, Personal Property, insurance policies, bills, invoices, receipts and other general books and records relating to the income and expenses of the Property, real estate tax records, files and records relating to the Association (including copies of the articles of incorporation and bylaws of the Association), correspondence, budgets for the year 2002, if available, and prior years, surveys, plans and specifications, warranties for services, equipment and materials provided to, installed in or supplied to the Property, engineering reports, soil tests, environmental audits or assessments (excluding, however, any Confidential Information). Each and all of the documents listed on the attached Exhibit T shall be deemed to be Evaluation Materials and treated in
         ---------
accordance with the terms hereof. To the extent any document or information requested by Purchaser is not already in existence in the possession of or maintained or prepared by or on behalf of Seller, Seller shall have no obligation to cause such documents or information to be obtained, prepared and/or maintained and provided to Purchaser. If Purchaser is satisfied with the results of its Due Diligence, Purchaser shall give written notice to Seller of its election to proceed to Closing on or before the Due Diligence Termination Date in accordance with all of the terms and conditions of this Agreement. In the event Purchaser is not satisfied with the results of its Due Diligence for any reason or no reason whatsoever, including, without limitation, Seller's inability to deliver Tenant Estoppel Certificates from the Required Tenants, Purchaser's sole remedy shall be to either: (a) waive such matters and elect to proceed to Closing, without offset or adjustment (unless expressly agreed to in writing by a written amendment to this Agreement fully executed by the Seller and Purchaser prior to the Due Diligence Termination Date), or (b) terminate this Agreement by giving notice of its election not to proceed to Closing or failing to give notice of its election to proceed to Closing as aforesaid. In the event Purchaser gives notice of its election not to proceed to Closing or fails to give notice of its election to proceed to Closing as aforesaid, this Agreement shall automatically terminate on the earlier to occur of Seller's receipt of such notice or the Due Diligence Termination Date without further notice or action of either party, in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement, and Purchaser shall be entitled to an immediate refund of the Earnest Money in accordance with Section 3.5. Seller shall cooperate, and shall instruct
                         -----------
its Property Manager, leasing agent, real estate tax consultant and, upon request from Purchaser, other contractors and agents, to cooperate with Purchaser in making Information, individuals and materials available, including all files (excluding: (i) materials, correspondence and other documents provided to, received from, exchanged with or relating in any way to prospective purchasers, prospective purchaser lists and marketing information, valuations and appraisals, and internal analyses and communications (of whatsoever form or nature) of the Seller Parties and other materials relating to the marketing and possible sale of the Property, (ii) communications or other documentation prepared by or exchanged with legal counsel (whether internal or external) of the Seller Parties (including any work product and any documentation prepared in anticipation of litigation) and related confidential information of the Seller Parties and (iii) any other Confidential Information, in accordance with Section
                                                                         -------
2.4.
---

     Section 2.4  Due Diligence Conditions. Purchaser's right to conduct Due
                  ------------------------
Diligence is expressly conditioned upon, and Purchaser, for itself and the Purchaser Parties, covenants and agrees that: (a) all Due Diligence shall be conducted by the Purchaser Parties in a manner which is not disruptive in any material respect to the Tenants or the normal operations of the Property; (b) the Purchaser Parties shall not enter upon the Property except during regular business hours for agreed upon purposes and subject to first coordinating such entry and access with Seller by giving at least one (1) business day prior written notice in advance and detailing the scope of the Due Diligence to be conducted, whether or not Property Manager's presence is required; (c) the Purchaser Parties shall coordinate with Seller and shall not contact any of the Tenants or any parties to the Contracts or Other Contracts, without the prior consent of Seller which shall not be unreasonably withheld, conditioned or delayed and, at Seller's option, the presence of Property Manager at all times, and access to units occupied by Tenants shall be coordinated with Seller by giving at least one (1) business day prior written notice in advance thereof and shall be subject to the terms of the Tenants' respective Leases; (d) the Purchaser Parties shall at all times strictly comply with any and all procedures agreed to in this Section 2.4 for the Due Diligence
                                              -----------
and all laws, ordinances, rules and regulations applicable to the Property and shall not engage in any activities that would violate any permits, licenses, environmental, wetlands or other regulations pertaining to the Property; (e) Purchaser shall promptly, and no later than five (5) business days after each entry on the Property, restore or repair, to Seller's reasonable satisfaction, any damage caused by the Due Diligence or other acts or omissions of any of the Purchaser Parties, provided however, Purchaser shall cause any invasive testing, including testing within walls and pipes, to the extent permitted by Seller, to be immediately repaired to Seller's reasonable satisfaction and shall specifically coordinate such testing and repairs in advance with Seller; (f) none of the Purchaser Parties shall engage in any activities that would cause Seller's rights, title, interests or Obligations in or relating to the Property to be adversely affected in any way, including, without limitation, the assertion of any mechanic's liens, and Purchaser shall, without limitation, immediately remove and bond over any liens, notices and claims of liens or other matters affecting any of the foregoing which are caused by or arise out of the acts or omissions of the Purchaser Parties; (g) Purchaser shall maintain worker's compensation insurance covering all of its employees involved in such activities, and shall cause the Purchaser Parties entering upon the Property to maintain, at all times, commercial general liability insurance coverage in an amount not less than One Million Dollars ($1,000,000) or such other reasonable amount as Seller and Purchaser may agree upon from time to time, naming Seller as an additional insured, and worker's compensation insurance covering all employees involved in such activities, and shall prior to the date on which access or entry to the Property first occurs, provide Seller with evidence of such insurance coverage, which insurance shall be in a form and issued by a company reasonably satisfactory in all respects to Seller and shall not limit in any way Purchaser's obligations or liabilities hereunder; (h) unless the Closing has been consummated as herein provided, all materials, documents and other Information, of whatsoever kind or nature, obtained by any of the Purchaser Parties in the course of conducting Due Diligence, whether or not provided by Seller (other than information which is published or which otherwise is generally available from public records or is in the public domain) (collectively, the "Evaluation Materials"), shall be treated as strictly confidential and shall not be disclosed, except as may be required by law or as may be necessary or required in connection with any proceedings or action involving this Agreement or the Property, to any Person without Seller's prior written consent, provided however, Purchaser may make disclosures to the Purchaser Parties and Purchaser's agents, professionals, consultants, investors, lenders, (including potential lenders), and attorneys for purposes of evaluating the prospective purchase or financing so long as each such Person has first been advised of and agrees to respect the terms of this confidentiality agreement;
(i) in the
event Purchaser does not elect to proceed to Closing in accordance with Section
                                                                        -------
2.3 or terminates this Agreement pursuant to Sections 2.2(b) or 2.12, Purchaser
---                                          -----------------------
shall promptly, and no later than five (5) days thereafter, return to Seller all Evaluation Materials provided to any of the Purchaser Parties by any of the Seller Parties; (j) Purchaser shall bear all costs and expenses of its Due Diligence, including the Due Diligence conducted by any of the Purchaser Parties, and Seller shall have no obligation to pay for and/or reimburse any of the Purchaser Parties for any of such costs and expenses, whether or not Closing occurs hereunder, except as may be provided in Section 6.2 and (k) upon request,
                                               -----------
Purchaser shall provide Seller with copies of any and all reports or other information prepared by third parties on behalf of Purchaser with respect to the Property. Purchaser hereby covenants and agrees to indemnify, defend and hold harmless Seller Parties from and against any and all liability, damage, loss, lien, expense, suit and claim, including reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial or at trial, including any proceedings under the Bankruptcy Code, excluding, however, any attorneys' fees incurred on appeal) and expenses, whether arising out of injury or death to persons or damage to the Property or loss of any personal property or otherwise, caused by or arising out of: (i) a breach by any of the Purchaser Parties of the conditions, covenants and obligations set forth in this Section
                                                                       -------
2.4; and/or (ii) the Due Diligence conducted by the Purchaser Parties or other
---
acts or omissions of the Purchaser Parties (but shall not be obligated to indemnify, defend or hold harmless the Seller Parties for their own acts or omissions or pre-existing conditions or the discovery or release of any Hazardous Substances unless brought onto the Property by the Purchaser Parties or resulting from any act or omission of the Purchaser Parties). Purchaser's indemnity obligations shall not be limited by any workmen's compensation, benefits, disability or other similar laws.

         Section 2.5  Purchaser's Independent Investigation. Purchaser hereby
                      -------------------------------------
acknowledges and agrees that, in all cases except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing Documents executed by Seller, the Seller makes no representations or warranties, express or implied, regarding the Property or any matter related thereto, including, without limitation, the adequacy, accuracy, completeness or content of any Information or the suitability of the Property or such Information for any purpose and that the Seller Parties shall have no liability to Purchaser Parties, or any other Person claiming by, through or under any of them, arising out of the Information, or to any Person to whom any of them has disclosed any of the Information, or otherwise with respect thereto, and, except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing Documents, neither the Purchaser Parties, any person or entity claiming by, through or under any of them, nor any Person to whom any of such Information was disclosed by any of the foregoing, shall have or make any claims against any of the Seller Parties based upon any of the Information, including the adequacy, accuracy, completeness or content of any Information or the suitability of such Information for any purpose. Purchaser hereby acknowledges that, except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing Documents, as of the Closing (i) it shall be deemed to have relied solely on its own independent examination of the Property, including the Leases and Contracts, and the Obligations, and Due Diligence in consummating the purchase thereof in accordance with the terms of this Agreement, (ii) that Purchaser is assuming the risk of future changes in the applicable laws, and (iii) that Purchaser has not relied on, is not entitled to rely on, and shall not rely on, and the Seller Parties are not liable for or bound by, any warranties or representations (none being so implied), statements (verbal or written), documents, reports, studies, Information or other materials made or provided by any of the Seller Parties or any other Person representing or purporting to represent or act on behalf of any of the Seller Parties. Further, Purchaser acknowledges that, except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing Documents, no representations or warranties, express or implied, have been or shall be deemed to be made or provided by any of the Seller Parties, relating to any of the Information, Due Diligence or the Property, including the Leases and Contracts, the Obligations or otherwise, and Purchaser hereby acknowledges that no representations or warranties, either express or implied, have been or shall be deemed to be made by any of the Seller Parties (except as expressly set forth in this Agreement or in the Conveyancing Documents) with respect to any of the foregoing. To the extent any Person, including any surveyors, appraisers, title agents, Escrow Agent, Tenants, parties to Contracts or Other Contracts, Property Manager, Broker, attorneys or engineering or environmental consultants, any of the Seller Parties or any other Person, made any representations or warranties (except as expressly set forth in this Agreement or in the Conveyancing Documents) or any other statements (verbal or written) to Purchaser, or provided any documents, reports, studies, information or other materials, Purchaser acknowledges it shall have no claim or right of action against any of the Seller Parties arising therefrom, nor any right to rescind, revoke or terminate this Agreement or any of the transactions contemplated hereunder on account thereof except as expressly provided in Sections 2.3, 2.6, 6.2 and 6.3.
------------------------------

         Section 2.6  Property Conveyed As Is. In the event Purchaser elects to
                      -----------------------
proceed to Closing in accordance with Section 2.3, Purchaser shall be deemed to
                                      -----------
be satisfied with and/or to have waived the results of the Due Diligence and to have accepted the Property, including the Leases and Contracts, and Obligations arising from and after Closing, "AS IS," "WHERE IS," and "WITH ALL FAULTS," including latent defects, without recourse to and without representation or warranty by Seller (except as otherwise expressly set forth in Sections 5.2 and
                                                               ----------------
7.11 or in the Conveyancing Documents), express or implied, whether statutory or
----
otherwise, and without any warranties of transfer (except as provided in Sections 5.2 and 7.11 or the Conveyancing Documents), merchantability or fitness
---------------------
for a particular, or Purchaser's intended, use or purposes. Provided Purchaser elects to proceed to Closing, the Property, including the Leases and Contracts, and Obligations arising from and after Closing, shall be conveyed subject to all easements, covenants, restrictions, title and survey exceptions and any matters affecting the Property as of the Closing Date, subject to Section 2.10; provided
                                                          ------------
however, Seller shall deliver the Conveyancing Documents which it is required to deliver in accordance with Section 4.2. WITHOUT LIMITATION AND EXCEPT AS
                           -----------
EXPRESSLY SET FORTH IN SECTIONS 5.2 AND 7.11 OR IN THE CONVEYANCING DOCUMENTS,
                       ---------------------
SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF TRANSFER, QUALITY, FITNESS, MERCHANTABILITY OR OTHERWISE, RELATING TO THE PROPERTY, INCLUDING THE LEASES AND CONTRACTS, AND OBLIGATIONS TO BE CONVEYED HEREUNDER AND ANY WARRANTIES ARISING UNDER ARTICLES 2 AND 3 (OR SIMILAR SECTIONS) OF THE UNIFORM COMMERCIAL CODE IN EFFECT IN THE JURISDICTION IN WHICH THE PROPERTY IS LOCATED OR TO WHICH THIS AGREEMENT IS SUBJECT. Except as otherwise expressly set forth in Sections 2.7, 5.2, 5.3 or
                                                    -------------------------
7.11, none of the representations of Seller set forth in this Agreement shall be
----
deemed to survive Closing, and except as expressly set forth in Sections 5.2 or
                                                                ---------------
7.11 or in the Conveyancing Documents, upon Closing, Purchaser shall be deemed
----
to have accepted the

Property, including the Leases and Contracts, and Obligations arising from and after Closing, unconditionally and with any and all (none being so implied) rights to rescind, set aside or avoid the transactions contemplated hereby or to seek a reduction, adjustment, offset or recovery of the Purchase Price (except for the adjustments and prorations required under Article III hereof), on the grounds of retribution or otherwise, waived and relinquished. Except as otherwise provided herein or in Sections 2.7, 5.2, 6.2, 6.3 or in the
                                ---------------------------
Conveyancing Documents, from and after the Closing, Purchaser shall have no, and hereby waives, any rights, claims and causes of action, whatsoever, against any of the Seller Parties for any manner, cause or thing arising from or relating to the Due Diligence, Information, Property, including the Leases and Contracts, and Obligations arising from and after Closing. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Agreement, if and to the extent that at any time after the Closing any Person other than the Purchaser Parties shall assert or file a claim or cause of action against Purchaser relating to an act or omission of Seller occurring prior to Closing or to an event, condition or circumstance that occurred, existed or arose prior to Closing, nothing contained in this Agreement shall be deemed to limit or restrict Purchaser's right to name Seller as a third party defendant in any such claim or action; it being specifically understood and agreed that unless provided herein to the contrary, Purchaser is not and shall not be deemed to be assuming, and shall not assume, nor shall Purchaser be deemed to have waived any rights, claims or causes of action that may be asserted or filed against Purchaser in respect of, any Obligations of Seller, whether foreseen or unforeseen, liquidated or contingent, which were to have been performed or observed by Seller prior to Closing.

     Section 2.7  Leasing and Management Agreements. Prior to Closing, and
                  ---------------------------------
subject to the prorations to be made pursuant to Section 3.3(e), Seller shall
                                                 --------------
terminate all leasing, brokerage and management agreements and Other Contracts currently in effect at the Property, including the management agreement with Property Manager, and shall timely pay and remain liable for payment of all amounts owing or other Obligations arising thereunder, if any, and hereby agrees to indemnify, hold harmless and defend Purchaser from and against any and all liabilities, claims and expenses, including reasonable attorneys' fees, arising from such termination or the Seller's failure to pay the same when due (except for amounts or other Obligations that arise out of the Purchaser Parties' Due Diligence or other acts or omissions of the Purchaser Parties, including for example, separate agreements for services, copies, etc. reached between any of the Purchaser Parties and Property Manager or other parties to the Contracts or Other Contracts, any damages to the Property or property of any of the Property Manager or other parties to the Contracts or Other Contracts, and injuries to the Property Manager or other parties to the Contracts or Other Contracts).

     Section 2.8  New Contracts and Leases. For the period from the Effective
                  ------------------------
Date to the Closing Date, Seller agrees not to enter into any new contract, including any contract for services or capital improvements, which shall survive Closing without first providing Purchaser with a copy of the same for Purchaser's review and approval, which approval prior to the Due Diligence Termination Date shall not be unreasonably withheld, conditioned or delayed by Purchaser. Purchaser shall be deemed automatically and irrevocably to have approved of any new contract (including any new amendment, renewal, expansion, assignment, or extension of an existing Contract) unless Purchaser notifies Seller in writing of its objection thereto, stating with specificity the reasons for such objection, within three (3) business days from Purchaser's receipt of a copy of same and related supporting information which Seller obtains in the ordinary course.

For the period from the Effective Date to the Closing Date, Seller shall not be entitled to enter into any new Lease (including any new amendment, renewal, expansion, assignment, sublease or extension of any existing Lease) without Purchaser's prior written consent without first providing Purchaser with a copy of same, together with copies of all Contracts for any Lease-Up Costs associated therewith, to the extent then available. During the period between the Effective Date and the Due Diligence Termination Date, Purchaser shall not unreasonably withhold, condition or delay its consent to any new Lease (including any new amendment, renewal, expansion, assignment, sublease or extension of any existing Lease) and (b) during the period between the Due Diligence Termination Date and the Closing Date, Purchaser may withhold its consent to any new Lease (including any new amendment, renewal, expansion, assignment, sublease or extension of any existing Lease) in its sole and absolute discretion. Purchaser's consent to a new Lease (including any new amendment, renewal, expansion, assignment, sublease or extension of any existing Lease) shall be deemed given unless Seller receives notice of Purchaser's objection thereto, stating with specificity the reasons for such objection, within three (3) business days from Purchaser's receipt of copies of same as provided herein. All new contracts and Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Contract or Lease) approved or deemed approved pursuant to this Section shall automatically be deemed added to Exhibit P or Exhibit E, as applicable,
                                       ---------    ---------
and all new contracts and Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Contract or Lease) approved or deemed approved pursuant to this Section, including any Lease-Up Costs associated therewith (including the Lease-Up Costs for the New Seventh Floor Lease), shall be assigned to and assumed by Purchaser at Closing, subject to the provisions of Section 3.3(e). Purchaser further hereby specifically approves the Contracts identified as "pending" on Exhibit P, so long as the same
                                                  ---------
are terminable by Purchaser without penalty or cost on no more than thirty (30) days' prior notice. Seller may enter into Other Contracts (including any amendment, renewal, expansion, assignment, sublease or extension of Other Contracts) without restriction and such Other Contracts shall not be assigned to or assumed by Purchaser and shall be terminated without cost or liability to Purchaser, unless the parties otherwise agree in writing at Closing. Further, if, prior to the Due Diligence Termination Date, Purchaser objects to any new contract (including any new amendment, renewal, expansion, assignment, or extension of an existing Contract) submitted for its review and approval, Seller shall nonetheless be entitled to enter into the same prior to expiration of the Due Diligence Termination Date and Purchaser's sole remedy shall be to elect not to proceed to Closing in accordance with Section 2.3 and receive a refund of the
                                         -----------
Earnest Money pursuant to Section 3.5. If, after the Due Diligence Termination
                          -----------
Date and provided Purchaser has elected to proceed to Closing in accordance with
Section 2.3, Purchaser objects to any new contract (including any such new
-----------
amendment, renewal, expansion, assignment, or extension of an existing Contract) submitted for its review and approval, Seller shall not be entitled to enter into the same for the period from the Due Diligence Termination Date to the Closing Date, without the prior approval of the Purchaser, which may be withheld, conditioned or delayed in Purchaser's sole discretion.

         Section 2.9  Termination of Contracts, Other Contracts and/or Leases.
                      -------------------------------------------------------
For the period from the Due Diligence Termination Date to the Closing Date, Seller agrees: (a) not to terminate, modify or amend any Contracts or Leases, except in accordance with the terms thereof and this Agreement, including upon default or expiration of the stated term thereof, or pursuant to Section 2.8;
                                                                 -----------
and (b) to terminate the Other Contracts at or prior to Closing, at no cost or expense to Purchaser.

         Section 2.10  No New Encumbrances. For the period from the Effective
                       -------------------
Date to the Closing Date and except as otherwise provided in Sections 2.7
                                                             ------------
through 2.11, Seller shall not: (a) voluntarily convey all or any portion of the
------------
Property or any rights or interests therein (except conveyance to effect or facilitate a Like-Kind Exchange in accordance with Section 7.25), (b) enter into
                                                   ------------
any new security document, easement or other agreement affecting title to all or any portion of or interest in the Property, other than Leases, Contracts or Other Contracts entered into pursuant to Sections 2.7, 2.8 and/or 2.9, or (c)
                                         ----------------------------
amend any existing agreement granting to any Person any rights with respect to all or any portion of the Property or any interests therein (other than Leases, Contracts or Other Contracts and any amendments, renewal, expansion, assignment, sublease or extension thereof entered into pursuant to Sections 2.7, 2.8 and/or
                                                       ------------------------
2.9), without the prior written approval of Purchaser, which approval shall not
----
be unreasonably withheld, delayed or conditioned by Purchaser in respect of the matters referenced in (b) and (c) prior to the Due Diligence Termination Date and is in Purchaser's sole discretion after the Due Diligence Termination Date provided Purchaser elects to proceed to Closing in accordance with Section 2.3.
                                                                   -----------
If prior to the Closing Date, all or any portion of the Property or any rights therein becomes subject to any Monetary Exception, (but excluding any condemnation or eminent domain proceeding) Seller agrees to pay or discharge (including by bonding over the same) such Monetary Exception at or prior to Closing.

         Section 2.11  Ordinary Course of Business. For the period from the
                       ---------------------------
Effective Date to the Closing Date, Seller agrees: (a) to manage, operate and lease the Property, or cause the Property to be managed, operated and leased, substantially in the ordinary and usual manner in which the Seller and Property Manager conducted their business prior to entering into this Agreement, provided however, it is understood and agreed that Seller shall not be obligated to undertake any capital repairs (other than maintenance in the ordinary course) or improvements, whether or not reflected in the budget for the Property; (b) to maintain its existing insurance coverage and policy(ies) in place and provide to Purchaser copies of the certificate(s) of insurance relating thereto; (c) not to dispose of any portion of the Personal Property identified on Exhibit S (other
                                                              ---------
than inventory and supplies used or sold in the normal course of business), unless replaced with an item of equal or greater value, quality or utility; (d) not to take any affirmative actions to modify the zoning applicable to the Property and not to acquiesce to any zoning modification; and (e) to promptly provide Purchaser with copies of all written notices which it receives from and after the date hereof from any Governmental Authorities, Tenant or other third party of violations of any statutes, laws, ordinances, rules, legal regulations, Leases, Contracts or private restrictions of record applicable to the Property.

         Section 2.12  Casualty/Condemnation. In the event any condemnation or
                       ---------------------
eminent domain proceedings are initiated prior to the Closing which might result in the taking of all or any material portion of the Property or the use thereof or any fire, flood, explosion, accident or other casualty occurs which damages or destroys all or any material portion of the Property, then Purchaser may elect to: (a) proceed to Closing without adjustment or offset to the Purchase Price (except for an adjustment to the Purchase Price upon the occurrence of a casualty in an amount equal to the lesser of (i) the estimated reasonable, out-of-pocket cost to repair the physical damages to the Property caused by such casualty, or (ii) (a) the deductible under Seller's insurance policy relating to such physical damages to the Property if insured casualty damage, or (b) $250,000 if uninsured casualty damage), in which event Seller shall assign at Closing all of its right, title and interest in and to, and deliver at Closing if received prior thereto or following

Closing if and when received thereafter, such insurance and/or condemnation proceeds, if any, as the same are paid or payable on account of such condemnation or casualty, except that proceeds on account of rental and/or business interruption coverage or losses shall be prorated as of the Closing Date when collected, and less and except amounts previously expended by Seller to repair such damages; or (b) terminate this Agreement by written notice to Seller within ten (10) days after Purchaser receives notice of any such casualty or condemnation (but no later than the Closing Date), in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement, and Purchaser shall be entitled to an immediate refund of the Earnest Money in accordance with Section 3.5. In no event shall
                                               -----------
Seller have any obligation to repair or restore the Property or any portion thereof unless Seller's failure to commence repairs or restoration would give rise to a Tenant's right to terminate its Lease pursuant to the express terms thereof. The term "material" as used herein shall mean a casualty as a result of which any Lease is terminated or terminable at the option of the Tenant (unless the termination option is waived) or which would require more than 60 days to repair or would cost more than $100,000 to repair and restore or a condemnation which Purchaser reasonably determines materially adversely affects the use and operation of the Property or which would give rise to a Tenant's right, that has not been waived, to terminate its Lease pursuant to the express terms thereof. In the event of any condemnation or casualty which is not material, Purchaser shall be deemed to have elected the rights and remedy in subparagraph (a) above and shall not have the right or option to terminate.

         Section 2.13  Title and Survey. Seller has heretofore ordered, at
                       ----------------
Seller's expense, and delivered, and Purchaser acknowledges receipt of, the Title Commitment with respect to the Property which reflects Seller as the owner of record thereof and the documents of record referenced therein. By December 13, 2001, Seller shall deliver updated surveys for the Property (each and together, the "Survey"). Purchaser shall have until the date that is three (3) business days after receipt of the Survey to give written notice (the "First Title Notice") to Seller of such objections as Purchaser may have to any exceptions to title or matters of Survey disclosed in the Title Commitment or in any Survey or otherwise in Purchaser's examination of title to the Property. If Purchaser fails to timely give Seller a First Title Notice, Purchaser shall be deemed to have accepted all matters reflected on the Title Commitment and the Survey. Seller shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within three (3) business days after receipt of Purchaser's First Title Notice, Seller shall give written notice to Purchaser informing the Purchaser of Seller's election with respect to such objections. If Seller fails to give written notice of election within such three (3) business day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections). If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Exceptions, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. With respect to any exceptions to title of which Purchaser has the right to object, except as to Monetary Exceptions, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser's sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, or (ii) to terminate this Agreement within three (3) business days after receipt of written notice from Seller either of Seller's election not to attempt to cure or that Seller is unable or unwilling to do so, or three (3) business days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (ii) above, Escrow Agent shall return the Earnest Money to Purchaser). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Exceptions at or prior to Closing, and may use the proceeds of the Purchase Price at Closing for such purpose. To the extent any Monetary Exception has not been cured or satisfied at or prior to Closing, Purchaser, at its election, shall be entitled to apply a portion of the Purchase Price to effect such cure (or withhold such portion as may be reasonably necessary to satisfy or cure such Monetary Exception) and Purchaser shall receive a credit against the Purchase Price for any such amounts so applied or withheld.

     Between the date of the First Title Notice and Closing, Purchaser may order an update to the Title Commitment and/or the Survey and thereafter notify Seller in writing (the "Gap Notice") of any exceptions to title or survey matters (a) that did not exist as of the effective date of the Title Commitment or the last revision date of the prior Survey and are not due to acts done or suffered by or through the Purchaser Parties and (b) are first raised by the Title Company or surveyor between the effective date of the Title Commitment or the last revision date of the prior Survey and the Closing, provided that Purchaser must notify Seller of such new exceptions to title on the date which is the earlier of (i) two (2) business days after Purchaser's receipt of an updated Title Commitment (or supplement to the Title Commitment) or other written notice disclosing the existence of such new exceptions to title and (ii) one (1) business day prior to the Closing. If Purchaser fails to so notify Seller as aforesaid, such new exceptions to title shall be deemed to be Permitted Exceptions. If Purchaser sends a Gap Notice to Seller, Purchaser and Seller shall have the same rights and obligations with respect to such Gap Notice as apply to the First Title Notice in the immediately preceding grammatical paragraph and the Closing shall be adjourned as necessary to satisfy the time periods provided therein.

     Section 2.14 Tenant Estoppel Certificates. Seller shall endeavor (but
                  ----------------------------
without obligation to incur any cost or expense) to obtain and deliver to Purchaser two (2) business days prior to the Due Diligence Termination Date the Tenant Estoppel Certificates substantially in the forms attached hereto as Exhibits N-1 through N-7 duly executed by each of the Tenants named therein, each of which Tenant Estoppel Certificates establish that the applicable Tenant is not in bankruptcy, that neither Tenant nor the landlord is in default under such Tenant's Lease, that no offsets or other claims or counterclaims exist under such Lease (other than any amounts that Seller shall credit Purchaser at Closing), and that confirms the terms of such Tenant's Lease and that such Lease is in full force and effect and, in the case of the Tenant Estoppel Certificates for TCI Great Lakes, Inc. and Zurich American, that such Tenants have waived their respective purchase rights of the Property with respect to the transaction contemplated herein. The inability of Seller to obtain and deliver any or all of the Tenant Estoppel Certificates (Seller having endeavored to obtain the same but without obligation to incur any cost or expense) shall not constitute a default by Seller hereunder. Seller acknowledges that if Seller is unable to deliver to Purchaser Tenant Estoppel Certificate from the Required Tenants on or before the date that is two (2) business days prior to the Due Diligence Termination Date, Purchaser may exercise its right to terminate this Agreement by giving notice of its election not to proceed to Closing on or before the Due Diligence Termination Date or by failing to give notice of its election to proceed to Closing on or before the Due Diligence Termination Date, provided that if Purchaser does not exercise its right to terminate by the Due Diligence Termination Date (whether by notice of termination or failure to give notice to proceed to Closing), then Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 2.14.

     Section 2.15 Subdivision Bond. Seller shall cause the Travelers Casualty
                  ----------------
and Surety Company of America to continue to maintain the surety bond currently held by the Village of Schaumburg in the amount of $828,482 until such date as the Village of Schaumburg no longer requires the posting of such bond by Seller or the owner of the Property, and Seller shall remain responsible at its sole cost and expense for completion of any work or the performance of any actions necessary to secure the release of said bond. Purchaser acknowledges that Seller shall be solely entitled to such surety bond or any proceeds therefrom upon release by the Village of Schaumburg.

     Section 2.16 Restrictions Estoppels. Seller shall endeavor (but without
                  ----------------------
obligation to incur any cost or expense) to obtain and deliver to Purchaser estoppel certificates on the forms attached hereto as Exhibit W-1 and Exhibit
                                                      -----------     -------
W-2 as modified to reflect the current state of facts ("Restrictions Estoppels")
---
on or before the date that is two (2) business days prior to the Due Diligence Termination Date. Seller acknowledges that if the Restrictions Estoppels, as modified, are not satisfactory to Purchaser, in its sole and absolute discretion, Purchaser may terminate this Agreement by giving notice of its election not to proceed to Closing on or before the Due Diligence Termination Date or by failing to give notice of its election to proceed to Closing on or before the Due Diligence Termination Date, provided that if Purchaser does not exercise its right to terminate by the Due Diligence Termination Date (whether by notice of termination or failure to give notice to proceed to Closing), then Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 2.16.
                 ------------

     Section 2.17 Lot 4A Parking. After the Closing, Seller will retain title to
                  --------------
and intends to sell for development, the property designated as "Lot 4A" (as defined in the Declaration), which is adjacent to the Property. In order to facilitate the development and sale of Lot 4A, Seller shall have the right to designate not more than twenty (20) parking spaces on the Property (the "Lot 4A Parking Spaces") which shall remain available for the non-exclusive use by the owner of Lot 4A in common with the owners, tenants and occupants of the Property, pursuant to the cross-parking easements established under the Declaration. Not later than ten (10) days after the Effective Date, Seller shall prepare and deliver to Purchaser a plan indicating the location of the Lot 4A Parking Spaces, which shall be subject to Purchaser's approval, not to be unreasonably withheld or delayed. If Purchaser and Seller fail to agree on the location of the Lot 4A Parking Spaces within such ten (10) day period, then Seller shall have the right to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser and neither Seller nor Purchaser shall have any further obligations hereunder or relating hereto, except pursuant to such provisions hereof that expressly survive the termination of this Agreement. If the location of the Lot 4A Parking Spaces are agreed upon and the parties proceed to Closing hereunder, then the Deed shall include an express reservation of the rights hereby reserved by Seller, as the owner of Lot 4A with respect to the Lot 4A Parking Spaces. In addition, Purchaser shall cooperate with Seller, as the owner of Lot 4A in good faith (but without obligation to incur any expenses or liabilities not expressly contemplated hereunder) in connection with the site plan approval and other land use entitlements that may be required for the development of Lot 4A, to the extent that such site plan approval or other entitlements are conditioned upon Lot 4A Parking Spaces. The obligation of Purchaser, pursuant to the preceding sentence, shall survive the Closing hereunder until the sale of Lot 4A by Seller to a Person that is not affiliated with Seller.

                                   ARTICLE III
                                   -----------

                       PURCHASE PRICE; CLOSING ADJUSTMENTS
                       -----------------------------------

     Section 3.1 Earnest Money; Purchase Price.
                 -----------------------------

          (a)    Earnest Money. As an express condition precedent to Seller's
                 -------------
     obligations under this Agreement, the Earnest Money shall be deposited by Purchaser with Escrow Agent concurrently with Purchaser's execution of this Agreement, to be held as Earnest Money for the benefit of Seller, subject to the provisions of Section 3.5. The Earnest Money shall be paid by
                          -----------
     Purchaser (and no other Person) in immediately available funds, in lawful money of the United States of America, which shall be legal tender for all debts and dues, public and private at the time of payment. The Earnest Money shall be held and disbursed by Escrow Agent in accordance with the terms of the Earnest Money Trust Agreement and this Agreement. The Earnest Money shall be applied against payment of the Purchase Price on the Closing Date in accordance with the terms of this Agreement, subject to Section
                                                                     -------
     3.5.
     ---

          (b)    Purchase Price. In consideration of and as a condition
                 --------------
     precedent to Seller's conveyance of the Property, Purchaser shall pay to Seller the aggregate purchase price of Eighty-Nine Million Two Hundred Seventy-Five Thousand and No/100 United States Dollars ($89,275,000.00) ("Purchase Price"), adjusted to account for the Earnest Money and all prorations, credits and adjustments pursuant to the terms of this Agreement, together with any and all other sums that are to be paid by Purchaser pursuant to this Agreement, including the costs and expenses identified in Sections 3.2 and 3.3 and all other amounts shown as payable
                   --------------------
     by Purchaser on the Settlement Statement on the Closing Date. The Purchase Price (subject to the adjustments and prorations in this Article III), together with any and all other sums to be paid to Seller at Closing by Purchaser in connection with this Agreement, shall be paid to Seller by Purchaser (and no other Person other than Escrow Agent pursuant to the Escrow Agreement) in immediately available funds, in lawful money of the United States of America, which shall be legal tender for all debts and dues, public and private, at the time of payment. All such funds shall be deposited by Purchaser with Escrow Agent on or prior to 1:00 p.m. Central Time on the Closing Date, to be held in escrow and disbursed pursuant to the terms of the Escrow Agreement.

     Section 3.2 Closing Costs. Purchaser shall pay all costs and expenses
                 -------------
incurred by it and/or the Purchaser Parties associated with the Due Diligence and any other investigations of the Purchaser Parties, and/or the purchase and sale contemplated hereunder, including any and all environmental assessments and reports, structural and engineering inspections, surveys (to the extent the cost of such surveys exceeds $7,200), any cost associated with satisfying Purchaser's reinsurance requirements for the owner's title policy, insurance premiums associated with the cost of any endorsements relating to the owner's title policy, including, without limitation, any charge for "extended coverage" and the Required Endorsements, one-half (1/2) of any transfer taxes due the local municipality, Purchaser's attorneys' fees and expenses, and all costs and expenses of obtaining any Financing that Purchaser may elect to obtain (including any fees, financing costs, and transfer and recordation taxes and recording fees in connection therewith and all escrow, settlement, handling and/or other fees and expenses to be paid to Escrow Agent in connection with any Financing) and one-half (1/2) of any escrow, settlement, handling and/or other fees and expenses to be paid Escrow Agent in connection with the Escrow Agreement and the Earnest Money Trust Agreement; provided however, Seller agrees to pay at Closing the base title insurance premium for issuance of an owner's title policy in the amount of the Purchase Price (excluding, however, any cost associated with satisfying Purchaser's reinsurance requirements), on the standard form in use in the State of Illinois, all state and county transfer taxes, one-half (1/2) of any transfer taxes due to the local municipality, the cost of obtaining a ALTA surveys of Windy Point I and Windy Point II (not to exceed $7,200) and the transfer fee, if any, payable to Bank of America, N.A. for the transfer to Purchaser of the beneficial interest of letter of credit deposited by Global Knowledge Network, Inc. Seller shall also pay all costs and expenses incurred by it and/or the Seller Parties associated with the purchase and sale contemplated hereunder, including Seller's attorneys' fees and expenses, amounts owed to Broker and one-half (1/2) of any escrow, settlement, handling and/or other fees and expenses to be paid to Escrow Agent in connection with the Escrow Agreement and the Earnest Money Trust Agreement. All such costs and expenses shall be paid in full on or prior to the Closing Date, unless otherwise agreed to and specified by the parties in the Settlement Statement.

     Section 3.3 Prorations and Adjustments. Prorations and adjustments shall be
                 --------------------------
made between Purchaser and Seller, and shall be set forth in the Settlement Statement agreed to by the parties on or prior to the Closing Date, in accordance with Sections 3.3(a) through (e) below, based upon the best evidence
                ---------------------------
then available. All prorations, other than any proration relating to pass-throughs and other Tenant reimbursable amounts under the Leases ("Tenant Reimbursable Amounts ") or to Protest Proceedings as described in Section 3.3(f) below ("Protest Proceeding Amounts"), shall be deemed final at Closing. The Tenant Reimbursable Amounts and the Protest Proceeding Amounts shall be finalized by the parties no later than six (6) months after the Closing Date. Notwithstanding the foregoing, the parties understand and agree that any prorations and adjustments to the Purchase Price as aforesaid shall not be deemed to relieve any party for obligations and liabilities retained, assumed or assigned pursuant to this Agreement or in any of the Conveyancing Documents, including the respective obligations and liabilities under this Section or
Section 3.4. Unless otherwise stated hereafter, all prorations and adjustments
-----------
shall be made on a per diem basis, with Seller responsible for the number of days in the applicable period up to and including the Closing Date and Purchaser responsible for the period commencing on the day after the Closing Date and all days thereafter. In addition to the foregoing and notwithstanding anything contained herein to the contrary, if Seller fails to receive the Purchase Price, as adjusted herein, before 3:00 p.m. Central Time on the Closing Date, the proration and adjustments set forth on the Settlement Statement shall be further adjusted so that all proration items shall be prorated as of the business day immediately following the Closing Date. Any amount which Purchaser is obligated to pay in accordance with the prorations provided below: (A) which has been paid by Seller as of the Closing Date, or will be paid outside

Closing by Seller in the event the invoices for same are received by Seller within the five (5) business day period prior to the Closing Date, at Seller's election, shall be reimbursed by Purchaser or treated as a credit in favor of Seller on the Closing Date, and thereafter Seller shall be solely responsible for making such payment; or (B) which has not been and will not be paid by Seller as of the Closing Date shall be assumed by and become the sole responsibility of Purchaser and no adjustment shall be made at Closing for same. Any amount which Seller is obligated to pay in accordance with the prorations provided below which has not been paid as of the Closing Date shall: (1) be treated as a credit in favor of Purchaser on the Closing Date and Purchaser shall assume and be solely responsible for making such payment; or (2) at Seller's option in the event the invoices for same are received by Seller within the five (5) business day period prior to the Closing Date, shall be paid by Seller outside Closing and Seller shall be solely responsible for timely making such payment. Each party agrees to provide the other with written evidence of payment of such amounts upon request. Seller agrees to indemnify, defend and hold Purchaser harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including, but not limited to, attorneys' fees and expenses) asserted against or incurred by Purchaser by reason of or arising out of any failure by Seller to make the payments to be made by Seller in accordance with the prorations provided below, to the extent Purchaser was not given a credit therefor at Closing.

          (a)  Taxes. All real estate taxes and installments of special
               -----
     assessments, whether assessed by the state, county, township, school district or any other Governmental Authority having jurisdiction over the Property, payable (whether or not prepaid by Seller) shall be prorated on a cash basis as of the Closing Date between Purchaser and Seller based on the actual bills paid in the year of the Closing (without regard to whether such bills pertain to a tax period prior to the Closing Date). Purchaser shall be solely responsible for the payment of any installments of real estate taxes due and payable after the Closing Date, even if such installments pertain to tax periods occurring prior to the Closing Date.

          (b)  Income. All Rents and any other prepaid income (specifically
               ------
     excluding any insurance and/or condemnation proceeds) collected by Seller prior to Closing shall be prorated as of the Closing Date between Purchaser and Seller, with Seller entitled to all Rents (including payments from Tenants on account of taxes and operating expenses) and other prepaid income allocable to the period prior to and including the Closing Date and Purchaser entitled to all Rents and other prepaid income allocable to all days after the Closing Date. Tenant Service Payments shall not be prorated at Closing as Seller is entitled to all Tenant Service Payments. In addition to the foregoing, at Closing Seller shall pay as an expense at Closing the Estimated New Seventh Floor Rent Credit (which expense shall be subject to reproration as provided in Section 3.4(e)). With respect to security deposits, Purchaser shall receive at Closing a credit for all outstanding cash security deposits under the Leases which are held by Seller as of the Closing Date (and not previously applied by Seller under the Leases), together with such interest, if any, as may be due thereon to Tenants as of the Closing Date under the express terms of the Leases or, if greater and required, applicable law. From and after Closing, all such security deposits so credited to Purchaser shall thereafter be deemed transferred to Purchaser and Purchaser shall assume and be solely responsible for the payment of such security deposits to Tenants in accordance with the Leases and applicable law. With respect to any non-cash security deposits (including letters of credit) Purchaser shall not be entitled to a credit but Seller shall deliver same to Purchaser at Closing and Seller shall cooperate with Purchaser after Closing to effectuate the transfer of such non-cash security deposits. Seller shall be entitled to a refund of and/or if assigned to Purchaser receive a credit for, any utility deposits, any deposits with third parties and any bonds posted under any of the Contracts and Other Contracts. Notwithstanding any provision of this Agreement or any of the Conveyancing Documents executed and delivered pursuant hereto, Seller shall retain all rights to refunds, accrued and unpaid claims, causes of action and rights of reimbursement from third parties, including, without limitation, the OCIP Refund (other than amounts under the Contracts and Rents under the Leases which shall be prorated as aforesaid), bonds (including payment and performance), and any other claims for payment Seller may have to the extent arising or relating to the period prior to Closing (collectively, the "Reserved Claims"). The foregoing is not intended to negate the assignment to Purchaser at Closing of any guarantees or warranties relating to the Property as provided herein. At Purchaser's request, Seller hereby agrees to reasonably cooperate with Purchaser, at Purchaser's sole cost and expense, to enforce any such guarantees and warranties.

          (c) Expenses. All payments under the Contracts and payments for
              --------
     utilities, common area and other operating and maintenance expenses and charges, fuel oil, association fees, expenses and charges, permit fees, license fees and any accrued or prepaid expenses relating to the Property (excluding insurance premiums) shall be prorated as of the Closing Date between Purchaser and Seller. Purchaser shall make arrangements, at its sole expense, to have all utilities, other than those utilities in the names of Tenants, transferred directly to its account as of the Closing Date, and Seller shall cooperate with Purchaser in arranging such transfer.

          (d) Uncollected Rents. Purchaser agrees to pay to Seller, upon
              -----------------
     receipt, any Rents that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any Rents received by Purchaser after Closing shall be applied first to any current amounts owing by such Tenants, then to delinquent Rents in the order in which such Rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled. Notwithstanding the foregoing, Purchaser shall immediately pay to Seller any Tenant Service Payments received by Purchaser after the Closing Date. From and after Closing, Seller may attempt to collect (i) any delinquent Rents from those Tenants that were identified by Seller to Purchaser on or before the date that is three (3) days prior to the Due Diligence Termination Date as having delinquent Rents and (ii) Tenant Service Payments and may institute any lawsuit or collection procedures in connection therewith, but may not evict any Tenant, provided Seller shall provide Purchaser with notice prior to filing any such action or procedure. Purchaser hereby agrees to use commercially reasonable efforts, at Seller's sole expense, to collect any delinquent Rents, Tenant Service Payments or other payments from the Tenants, which commercially reasonably efforts shall specifically exclude any obligation to declare such Tenant in default under its Tenant Lease or to file suit to collect such amounts. Any reimbursements payable by any Tenant under the terms of any Lease (other than Tenant Service Payments) affecting the Property as of the Closing Date, which reimbursements pertain to such Tenant's pro rata share of increased operating expenses or common area maintenance costs incurred with respect to the Property for the year in which Closing occurs, shall be prorated upon Purchaser's actual receipt of any such reimbursements, on the basis of the number of days of Seller and Purchaser's respective ownership of the Property during the period in respect of which such reimbursements pertain within thirty (30) days after Purchaser's receipt thereof. Conversely, if any Tenant under any such Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such Tenant prior to Closing, then, Seller within thirty (30) days following Purchaser's demand therefor, pay to Purchaser any amount equal to Seller's pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. Seller shall approve the tenant reconciliation statement prepared by Purchaser for calendar year 2001, which approval shall not be unreasonably withheld and which approval shall be deemed given if Seller fails to object to such reconciliation statement in writing within seven (7) business days after receipt of such reconciliation statement.

          (e) Lease-Up Costs. Purchaser shall assume and be solely responsible
              --------------
     for all Lease-Up Costs allocable to Leases entered into after the Effective Date (other than the New Seventh Floor Lease) which are approved (or deemed approved) by Purchaser in accordance with and to the extent required by
     Section 2.8 above, including any Contracts, leasing agreements and brokerage agreements relating to same (whether or not such Contracts or agreements are terminated or assigned to Purchaser). Seller shall provide a credit to Purchaser at Closing, and thereupon Purchaser shall assume and be solely responsible for, all Lease-Up Costs allocable to the New Seventh Floor Lease and the Lease-Up Costs shown on Exhibit X, to the extent unpaid
                                                 ---------
     by Seller prior to Closing. Seller shall supply, on or before the Closing Date, invoices and statements for all Lease-Up Costs for which Purchaser is entitled to receive a credit at Closing. From and after Closing, Purchaser shall be solely responsible for the payment of all Lease-Up Costs payable in connection with any Leases (including any amendments, renewals, expansions or extensions of existing Leases) occurring or arising under the Leases, whether executed before or after the Closing Date and the Lease-Up Costs for which Purchaser was given a credit at Closing; provided, however, with respect to Leases executed prior to the Closing, Purchaser shall only be responsible for Lease-Up Costs for which Purchaser has been given a credit at Closing, except in connection with the exercise after Closing of any renewals, expansions or extensions of any such Leases executed prior to Closing, for which Purchaser shall be responsible for all Lease-Up Costs, notwithstanding the fact Purchaser did not receive a credit for such amounts at Closing. Purchaser agrees to indemnify, defend and hold Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Seller by reason of or arising out of any failure by Purchaser to pay to the Person(s) entitled to those Lease-Up Costs for which Purchaser received a credit at Closing. To the extent of any inconsistency with the provisions of Section 2.8, the terms of this
                                              -----------
     provision shall control.

          (f) Tax Protests. Notwithstanding any provision in this Agreement to
              -------------
     the contrary, any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property ("Protest Proceedings"): (i) for all tax periods in which Seller is responsible for payment of the taxes hereunder shall be retained by and paid exclusively to Seller; and (ii) for all tax periods in which Purchaser is responsible for payment of the taxes hereunder, shall be paid to Purchaser after reimbursement to Seller for all fees, expenses and costs (including reasonable attorneys' and consultants' fees) incurred by Seller, in connection with the Protest Proceedings. Neither Seller nor Purchaser shall settle any Protest Proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. Purchaser and Seller shall cooperate in the pursuit of any Protest Proceedings and in responding to reasonable requests of the other for information concerning the status of, and otherwise relating to, such Protest Proceedings, provided however, neither party shall be obligated to incur any non-de minimis out-of-pocket fees, costs and expenses in responding to the requests of the other.

     Seller and Purchaser shall endeavor to prepare a statement detailing the prorations and adjustments estimated to be due as of the Closing Date pursuant to this Section no later than three (3) business days prior to the Closing Date. Purchaser and Seller hereby acknowledge and agree that, except for the adjustments being made pursuant to this Section 3.3, the sums to be paid
                                        -----------
pursuant to Section 3.2 and the adjustments, if any, to be made pursuant to
            -----------
Section 2.12 upon the occurrence of a casualty or condemnation prior to Closing,
------------
no other adjustments shall be made to the Purchase Price.

     Section 3.4 Post-Closing Inspection, Verification and Adjustments.
                 -----------------------------------------------------

          (a)    Purchaser Cooperation. Following Closing and until June 1,
                 ---------------------
     2002, the Purchaser Parties shall, upon request, give the Seller Parties and their respective agents and contractors, access to Purchaser's books and records at Purchaser's offices for purposes of verifying collections and remittances required pursuant to this Agreement and for any other purpose relating to Seller's prior ownership of the Property, at reasonable times and upon reasonable advance notice to Purchaser. The Seller Parties shall keep all information obtained pursuant to this Section in confidence, except to the extent required to defend or prosecute any litigation arising out of or related to their prior ownership of the Property (including Protest Proceedings and the Reserved Claims) or for purposes of disclosure to investors or otherwise required by law.

          (b)    Seller Cooperation. Following Closing and until June 1, 2002,
                 ------------------
     the Seller Parties shall, upon request, give the Purchaser Parties and their respective agents access to Seller's books and records, at Seller's offices, for purposes of verifying collections and remittances required pursuant to this Agreement, at reasonable times and upon reasonable advance notice to Seller (recognizing such books and records may be in storage). The Purchaser Parties shall keep all information obtained pursuant to this
     Section in confidence, except to the extent required to defend or prosecute any litigation arising out of or related to the collections and remittances required pursuant hereto or for purposes of disclosure to investors or lenders (both existing and prospective) or otherwise required by law.

          (c)    Reserved Claims. Notwithstanding any other provisions of this
                 ---------------
     Agreement, Seller hereby reserves and retains, exclusively for itself, the Reserved Claims, and all rights, title and interests therein and benefits thereof, at law and/or in equity, and nothing herein shall be deemed to limit or impair in any respect Seller's rights and entitlement to independently enforce any of the Reserved Claims by such means as Seller deems necessary or appropriate, which may include the commencement of legal proceedings, subject to the limitations contained in Section 3.3(d).
                                                          --------------
     Purchaser is not entitled to, and Purchaser agrees that it shall not, waive, discharge or modify any of the rights, title, interests, benefits and other provisions of the Reserved Claims, or attempt to do any of the foregoing.

          (d)    Remittance of Funds. Following Closing, each of Seller and
                 -------------------
     Purchaser agrees to promptly remit any amounts collected or received by it to which the other may be entitled under the terms of Sections 3.3 and
                                                           ----------------
     3.4(c), whether or not such amounts consist of Uncollected Rents (including
     ------
     accounts receivable) or Reserved Claims.

          (e)    New Seventh Floor Rent Credit. Within ten (10) business days
                 -----------------------------
     after the date on which The Apollo Group, Inc. is obligated to commence the payment of rent ("Apollo Commencement Date"), under the New Seventh Floor Lease, Purchaser shall provide Seller with written notice ("Rent Credit Notice") of the Actual New Seventh Floor Rent Credit. If the Estimated New Seventh Floor Rent Credit is less than the Actual New Seventh Floor Rent Credit, then Seller shall pay such difference to Purchaser within three (3) business days after Seller's receipt of the Rent Credit Notice. If the Actual New Seventh Floor Rent Credit is less than the Estimated New Seventh Floor Rent Credit, then Purchaser shall pay such difference to Seller within three (3) business days after the date of the Rent Credit Notice. Purchaser hereby agrees not to modify the New Seventh Floor Lease in any manner which would delay the Apollo Commencement Date and if the New Seventh Floor Lease is so modified then the Purchaser and Seller agree that the proration hereunder shall be determined by reference to the date on which The Apollo Group, Inc. would have become obligated to commence the payment of rent under the New Seventh Floor Lease but for such modification.

     Section 3.5 Application of Earnest Money. The Earnest Money shall be held
                 ----------------------------
and disbursed and/or credited against the Purchase Price in accordance with the terms of the Earnest Money Trust Agreement and the provisions of this Agreement, including the provisions of this Agreement. Seller, Purchaser and Escrow Agent shall execute the Earnest Money Trust Agreement contemporaneously with the execution of this Agreement and Purchaser's deposit of the Earnest Money with Escrow Agent.

                                   ARTICLE IV
                                   ----------

                         CLOSING; CONVEYANCING DOCUMENTS
                         -------------------------------

     Section 4.1 Closing Escrow. On or prior to the Closing Date, all
                 --------------
Conveyancing Documents and funds required for Closing, including the Purchase Price, shall be placed in escrow pursuant to the terms of the Escrow Agreement. Closing shall not be deemed to have occurred and the Conveyancing Documents placed in escrow shall not be deemed effective unless and until: (a) each and all of the Seller's Conditions Precedent and Purchaser's Conditions Precedent have been fully and completely satisfied or waived, strictly in accordance with the terms hereof; and (b) the Conveyancing Documents have been delivered out of escrow and the funds disbursed, including payment of the Purchase Price to Seller, by Escrow Agent in accordance with the terms of the Escrow Agreement. Closing shall occur on or prior to the Closing Date at the offices of Piper Marbury Rudnick & Wolfe, 203 N. LaSalle Street, Suite 1800, Chicago, Illinois or such other place as may be mutually agreed to by the parties. The risk of loss of the Property shall be borne by the Seller until the release of the Conveyancing Documents from escrow at Closing, except as otherwise specifically set forth in this Agreement.

     Section 4.2 Conveyancing Documents. On or prior to the Closing Date, the
                 ----------------------
following documents necessary for Closing (collectively, the "Conveyancing Documents") shall be executed and/or delivered to Escrow Agent or as otherwise hereinafter provided by the applicable parties designated in Sections 4.2(a)
                                                             ---------------
through (p) below, to be held in escrow pursuant to the terms of the Escrow
-----------
Agreement. All Conveyancing Documents shall be substantially in the forms of the Exhibits referenced hereinafter.

          (a)    Deed. Special Warranty Deed, in the form attached as Exhibit F
                 ----                                                 ---------
     (the "Deed"), shall be properly executed and delivered into escrow by Seller, in recordable form, for purposes of conveying the Property (other than the Leases, Contracts and Personal Property) to Purchaser as contemplated hereunder.

          (b)    Bill of Sale and Assignment. Quit Claim Bill of Sale and
                 ---------------------------
     Assignment, in the form attached as Exhibit G, shall be properly executed
                                         ---------
     and delivered into escrow by Seller for purposes of conveying the Personal Property to Purchaser as contemplated hereunder.

          (c)    Assignment of Leases. Assignment of Leases, in the form
                 --------------------
     attached as Exhibit H, shall be properly executed and delivered into escrow
                 ---------
     by Seller, as assignor, and by Purchaser, as assignee, for purposes of the assignment to and assumption by Purchaser of the Leases (including security deposits) as contemplated hereunder.

          (d)    Assignment of Contract Rights. Assignment of Contract Rights,
                 -----------------------------
     in the form attached as Exhibit I, shall be properly executed and delivered
                             ---------
     into escrow by Seller, as assignor, and by Purchaser, as assignee, for purposes of the assignment to and assumption by Purchaser of the Contracts as contemplated hereunder.

          (e)    Settlement Statement. The Settlement Statement (a draft of
                 --------------------
     which shall be prepared and circulated by Seller or the Title Company at least two (2) business days prior to Closing) shall be properly executed and delivered into escrow by Seller and Purchaser, setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder.

          (f)    Tenant Notices. A Tenant Notice, in the form attached as
                 --------------
     Exhibit K, shall be properly executed and delivered into escrow by Seller
     ---------
     and Purchaser for purposes of
     notifying all Tenants of the assignment to and assumption by Purchaser of the Leases as contemplated hereunder.

          (g) FIRPTA Affidavit. A FIRPTA Affidavit, in the form attached as
              ----------------
     Exhibit L, shall be properly executed and delivered into escrow by Seller.
     ---------

          (h) Contractor Notices. A Contractor Notice, in the form attached as
              ------------------
     Exhibit M, shall be properly executed and delivered into escrow by Seller
     ---------
     and Purchaser for purposes of notifying all parties under the Contracts of the assignment to and assumption by Purchaser of the Contracts as contemplated hereunder.

          (i) Association Documentation. The resignation (effective as of the
              -------------------------
     Closing Date) of each officer, director, member and manager, as appropriate, of the Association and an Assignment of Declarant's rights under the Declaration.

          (j) Transfer Declarations. All transfer tax statements, declarations
              ---------------------
     and filings as may be necessary or appropriate for purposes of recordation of the deed shall be properly executed and delivered into escrow by Seller and/or Purchaser, as applicable.

          (k) Title Affidavit and Other Title Company Requirements. An owner's
              ----------------------------------------------------
     affidavit, a "gap undertaking" and such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller shall be delivered into escrow by Seller, along with such lien waivers, if any, properly executed by brokers, leasing agents, contractors or other third parties claiming by, through or under Seller as may be required by the Title Company to issue the Title Policy without exception for liens or claims of lien by any third party claiming by, through or under Seller (excluding any lien or claim of lien resulting from the acts or omissions of Purchaser Parties) and subject to the rights of Tenants, as tenants only, under the Leases assigned to and assumed by Purchaser.

          (l) Tenant Letter of Credit. That certain $100,000 letter of credit
              -----------------------
     deposited by Global Knowledge Network, Inc. with Seller, as the beneficiary thereunder, shall be delivered by Seller, together with the Assignment of Letter of Credit in the form attached hereto as Exhibit Y executed by
                                                     ---------
     Seller and Purchaser.

          (m) Illinois Income Tax. At Seller's option, either (i) a certificate
              -------------------
     from the Illinois Department of Revenue certifying the amounts, if any, which may be payable by Seller to the Illinois Department of Revenue pursuant to the provisions of Section 902(d) of the Illinois Income Tax Act or (ii) an indemnity agreement by Seller, FRC Windy Point and Travelers Windy Point in the form attached hereto as Exhibit Z ("Bulk Sales
                                                ---------
     Indemnity") pursuant to which Seller, FRC Windy Point and Travelers Windy Point jointly and severally agree to indemnify Purchaser for any obligations of Seller under Section 902(d) of the Illinois Income Tax Act in connection with this Property, provided if Seller delivers the Bulk Sale Indemnity to Purchaser at Closing, Purchaser shall not be entitled to withhold any portion of the sale proceeds without Seller's prior written consent, which consent may be withheld by Seller in its sole and absolute discretion. Seller shall use good faith efforts to obtain the certificate referred to in (i) above prior to the Due Diligence Termination Date and shall provide Purchaser with a copy thereof upon receipt thereof.

          (n)    Certificates as to Representations and Warranties.  A
                 -------------------------------------------------
     certificate evidencing the reaffirmation of the truth and accuracy in all material respects of all representations and warranties made in this Agreement by Seller or Purchaser (as the case may be) in the respective forms attached hereto as Exhibit V-1 and Exhibit V-2, shall be properly
                              -----------     -----------
     executed and delivered by Seller and Purchaser into escrow, with such modifications thereof as may be appropriate in light of any change in circumstance since the Effective Date.

          (o)    Surety Bond. A surety bond (the "Parking Bond") in the amount
                 -----------
   of $382,556 for the benefit of the Village of Schaumburg to secure
     Purchaser's obligations, as the owner of the Property, with respect to replacing any parking affected by the IDOT Easement as described on Exhibit
                                                                         -------
     J-1 attached hereto, or evidence reasonably satisfactory to Seller that
     ---
     Purchaser has satisfied the requirements of the Village of Schaumburg with respect to the Parking Bond such that Seller may obtain the release of its surety bond posted in connection with the parking areas affected by the IDOT Easement.

          (p)    Miscellaneous. Such other documents and instruments as the
                 -------------
     parties may agree in writing and any other document or instruments that the Escrow Agent may reasonably require shall be executed and/or delivered into escrow.

Immediately following Closing, Seller shall deliver exclusive possession of the Property (subject only to the right of Tenants under the Leases and the Permitted Exceptions) and all keys to the Property (to the extent in the possession of Seller or Property Manager) to Purchaser. Originals or, if originals are not available, copies, of all Leases and Contracts, together with all of the leasing and Property operating files and records (excluding any Confidential Information) and other additional documents, if any, mutually agreed to by Seller and Purchaser, to the extent in Seller's possession or under its control, shall be held at the Property and delivered with possession of the Property. Promptly following Closing, Purchaser shall be responsible for delivering all Tenant Notices to Tenants and shall within five (5) business days after Closing deliver copies thereof to Seller. Promptly following Closing, Seller shall deliver all Contractor Notices to parties to the Contracts and copies of terminations of the Other Contracts to the extent such terminations are accomplished by Seller by written notice to the parties thereto and Seller shall within five (5) business days after Closing deliver copies thereof to Purchaser.

                                    ARTICLE V
                                    ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 5.1 Representations and Warranties by Purchaser. Purchaser hereby
                 -------------------------------------------
makes the following representations and warranties for the benefit of Seller as of the date hereof and the Closing Date, each of which representations and warranties shall survive Closing for the Survival Period:

          (a) Partnership/Corporate Status. Purchaser is a corporation duly
              ----------------------------
     organized and validly existing under the laws of the State of Georgia and is or at Closing will be in good standing and duly qualified to do business in the States of Illinois.

          (b) Power and Authority. Purchaser has full power and authority to
              -------------------
     enter into and perform this Agreement, the documents and certificates to be executed and delivered by Purchaser pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof. Purchaser has by all necessary action, validly authorized the execution, delivery and performance of this Agreement, the documents and certificates to be executed and delivered by Purchaser in connection herewith, and the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof, and the performance and assumption by Purchaser of each and all of Purchaser's covenants, obligations, liabilities and duties under and with respect to the Leases and Contracts pursuant hereto in accordance with the respective terms thereof. The individual(s) executing this Agreement, and each of the other documents and certificates to be executed and delivered in connection herewith, on behalf of Purchaser ("Authorized Signatories") is(are) competent, duly appointed and authorized officer(s) and/or agents of, with full legal capacity, power and authority, acting alone, to act on behalf of and bind Purchaser in all respects.

          (c) Agreement Binding. This Agreement and each of the documents and
              -----------------
     certificates executed or to be executed and delivered by Purchaser, and/or the Authorized Signatories in connection herewith are, or will be when executed and delivered, the legal, valid and binding obligations of and enforceable against Purchaser in accordance with the terms hereof and thereof.

          (d) Actions Against Purchaser. Purchaser has no actual knowledge of
              -------------------------
     any action, proceeding, investigation or Insolvency Proceeding pending or threatened in writing against Purchaser or any of the other Purchaser Parties before any Governmental Authority which would affect or impair in any respect Purchaser's ability to consummate the transactions contemplated hereby.

          (e) No Conflicting Orders. The execution, delivery and performance by
              ---------------------
     Purchaser of this Agreement and each of the documents and certificates to be executed and delivered by Purchaser pursuant hereto do not violate any of the terms, conditions or provisions of any judgment, order, injunction or decree of any Governmental Authority to which Purchaser is subject. No consent, waiver or approval of any Person, which has not already been obtained, is required in connection with the execution, delivery and performance by Purchaser of this Agreement and each of the documents and instruments to be executed and delivered by Purchaser pursuant hereto, except as may be set forth in the Contracts or Leases.

          (f) Solvency; No Fraudulent Conveyance. Purchaser is not Insolvent and
              ----------------------------------
     will not become Insolvent as a result of entering into and consummating this Agreement and the purchase of the Property, including the Leases and Contracts, and the Obligations in accordance with the terms hereof, nor are the transfers to be made hereunder or obligations incurred in connection herewith made or incurred by Purchaser with any intent to hinder, delay or defraud any creditors to which Purchaser is or becomes indebted. Purchaser is not engaged in business or any transactions, including the transactions contemplated hereunder, or about to engage in any business or transactions, for which any remaining property of Purchaser is unreasonably small capital, nor does Purchaser intend to incur or believe that it will incur, debts that would be beyond its ability to pay as such debts matured. Purchaser acknowledges that it is receiving new, fair, reasonably equivalent value in exchange for the transfers and obligations contemplated by this Agreement, and affirmatively represents that its entry into this Agreement and consummation of the transactions contemplated hereby does not constitute a fraudulent conveyance or preferential transfer under the Bankruptcy Code or any other federal, state or local laws affecting the rights of creditors generally.

     Purchaser's representations and warranties in this Section 5.1 and Section
                                                        -----------     -------
7.22 below are expressly limited to and shall automatically be deemed to expire
----
and terminate on the date which is 270 days from the Closing Date ("Survival Period"), except for claims for which Seller has given written notice as set forth below prior to the expiration of the Survival Period, whereupon Seller shall have the rights and remedies set forth in Article VI. Notwithstanding the
                                                ----------
foregoing, no rights or remedies shall be deemed to accrue on account of a breach of any such representations or warranties unless and until: (1) Seller shall have given Purchaser written notice specifying in reasonable detail any alleged breach prior to the expiration of the Survival Period; and (2) Purchaser shall have failed to cure (which may include bonding over a defect in a manner reasonably agreed to by Seller) any breach within thirty (30) days, or such longer period of time as is reasonable under the circumstances if such breach is susceptible to cure, not to exceed one hundred and twenty (120) days after receipt of notice from Seller, provided Purchaser is continuously and diligently pursuing a cure of such breach. Notwithstanding anything in clause (2) to the contrary, Purchaser shall not be entitled to the cure period provided in clause
(2) unless Purchaser provides Seller with notice of its intention to cure ("Purchaser's Cure Notice") within five (5) business days after receipt of Seller's notice referred to in clause (1).

     Section 5.2 Representations and Warranties by Seller. Seller hereby makes
                 ----------------------------------------
the representations and warranties in Sections 5.2(a) through (m) for the
                                      ---------------------------
benefit of Purchaser as of the date hereof and the Closing Date. The Seller representations and warranties in this Section 5.2 shall survive Closing for the Survival Period:

          (a)    Corporate Status. Seller is a limited liability company, duly
                 ----------------
     organized and validly existing under the laws of the State of Delaware and is in good standing and licensed to do business under the laws of the State of Delaware and Illinois.

          (b)    Power and Authority. Seller has full power and authority to
                 -------------------
     enter into and perform this Agreement, the documents and certificates to be executed and delivered by Seller pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof. Seller has, by all necessary action, validly authorized the execution, delivery and performance of this Agreement, the documents and certificates to be executed and delivered by Seller in connection herewith, and the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof, and the performance and assignment by Seller of each and all of

     Seller's covenants, obligations, liabilities and duties under and with respect to the Leases and Contracts pursuant hereto in accordance with the respective terms thereof. The individual(s) executing this Agreement, and each of the other documents and certificates to be executed and delivered in connection herewith, on behalf of Seller is(are) competent, duly appointed and authorized officer(s) of Seller, with full legal capacity, power and authority, acting alone, to act on behalf of and bind Seller in all respects.

          (c) Agreement Binding. This Agreement and each of the documents and
              -----------------
     certificates executed or to be executed and delivered by Seller in connection herewith are, or will be when executed and delivered, the legal, valid and binding obligations of and enforceable against Seller in accordance with the terms hereof and thereof.

          (d) Actions Against Seller. To Seller's knowledge, there is no action,
              ----------------------
     proceeding, investigation or Insolvency Proceeding pending or threatened in writing against Seller or any of the other Seller Parties before any Governmental Authority relating to the Property or which would affect or impair in any respect Seller's ability to consummate the transactions contemplated hereby.

          (e) Seller not a "Foreign Person." Seller is not a "foreign person"
              ----------------------------
     within the meaning of Section 1445 of the Internal Revenue Code, as amended, and the regulations promulgated thereunder, or Seller shall otherwise comply with the provisions thereof.

          (f) Solvency; No Fraudulent Conveyance. Seller is not Insolvent and
              ----------------------------------
     will not become Insolvent as a result of entering into and consummating this Agreement and the sale of the Property, including the Leases and Contracts, and the Obligations in accordance with the terms hereof, nor are the transfers to be made hereunder or obligations incurred in connection herewith made or incurred by Seller with any intent to hinder, delay or defraud any creditors to which Seller is or becomes indebted. Seller is not engaged in business or any transactions, including the transactions contemplated hereunder, or about to engage in any business or transactions, for which any remaining property of Seller is unreasonably small capital, nor does Seller intend to incur or believe that it will incur, debts that would be beyond its ability to pay as such debts matured. Seller acknowledges that it is receiving new, fair, reasonably equivalent value in exchange for the transfers and obligations contemplated by this Agreement, and affirmatively represents that its entry into this Agreement and consummation of the transactions contemplated hereby does not constitute a fraudulent conveyance or preferential transfer as to Seller under the Bankruptcy Code or any other federal, state or local laws affecting the rights of creditors generally.

          (g) No Conflicting Orders. The execution, delivery and performance by
              ---------------------
     Seller of this Agreement and each of the documents and certificates to be executed and delivered by Seller pursuant hereto do not violate any of the terms, conditions or provisions of any judgment, order, injunction or decree of any Governmental Authority to which Seller is subject. No consent, waiver or approval of any Person, which has not already been obtained, is required in connection with the execution, delivery and performance by Seller of this Agreement and each of the documents and instruments to be executed and delivered by Seller pursuant hereto.

     (h) Leases. To Seller's knowledge, Exhibit E attached hereto is a true and
         ------                         ---------
complete list of all Leases in effect as of the date thereof. To Seller's knowledge, true and complete copies of the Leases (to the extent theretofore executed) have been or will be delivered to Purchaser prior to the Due Diligence Termination Date as set forth herein, or if executed after the Due Diligence Termination Date, then at least three (3) business days prior to the Closing Date. To Seller's knowledge, Exhibit Q attached hereto is a list of all security
                             ---------
deposits (cash and non-cash) held by Seller for the Leases in effect as of the date thereof. Except as set forth on Exhibit E, there are no other Leases or
                                     ---------
occupancy agreements affecting the Property, and to Seller's knowledge, except as may be set forth on Exhibit E-1, neither Seller nor any Tenant is in default
                       -----------
under any of the Leases. To Seller's knowledge, all Lease-Up Costs as of the Effective Date are listed on Exhibit X attached hereto. To Seller's knowledge,
                             ---------
all commission agreements relating to Commissions due under any Leases in effect as of the Effective Date are listed on Exhibit R attached hereto, and all
                                       ---------
Commissions payable thereunder prior to the Closing have been paid in full (except as disclosed on Exhibit X).
                        ---------

     (i) Governmental Notices. Except as disclosed by the Litigation Schedule
         --------------------
attached as Exhibit O ("Litigation Schedule"), to Seller's knowledge, Seller has
            ---------
not received, as of the date hereof, any written notices from any Governmental Authority of any existing or pending investigation or inquiry by any Governmental Authority or any remedial actions by any Governmental Authority under, or any violations of any applicable law, statute, ordinance, rule, regulation, order, determination of any Governmental Authority or judicial court, or any restrictive covenant, deed restriction or zoning or building ordinance or classification affecting the Property pertaining to health, public safety, or the environment ("Environmental Laws"), which have not been complied with in all material respects. Except as disclosed on the Litigation Schedule and on Exhibit J attached hereto, to Seller's knowledge, Seller has not received
       ---------
any written notice of any existing, pending or threatened litigation (including, without limitation, any condemnation or notice of condemnation) affecting or related to the Property or any of the Leases. Notwithstanding the foregoing, Purchaser acknowledges that the Illinois Department of Transportation has the rights described on Exhibit J-1 attached hereto.
                    -----------

     (j) Assignment of Leases. As of Closing, none of the landlord's interest in
         --------------------
the Leases and none of the rents or other amounts payable thereunder to landlord will be subject to any assignment (other than the Assignment of Leases to be delivered by Seller at Closing), pledge, or other encumbrance created by Seller.

     (k) Contracts. To Seller's knowledge, attached hereto as Exhibit P is a
         ---------                                            ---------
true and complete list of all Contracts entered into by or on behalf of Seller with respect to the Property (including all Contracts relating to the payment of Lease-Up Costs and all Contracts for the provision of services, materials or supplies to the Property). To Seller's knowledge, true and complete copies of all of the Contracts (to the extent theretofore executed) have been or will be delivered to Purchaser or otherwise made available for

     Purchaser's review as part of the Evaluation Materials. To Seller's knowledge, there are no agreements or instruments in effect that grant to any person or any entity any right, title, interest or benefit in or to any part of the Property or any rights relating to use, management, leasing, operation or repair of the Property which survive Closing or will be binding on Purchaser after Closing other than the Leases, the Permitted Exceptions and the Contracts disclosed on said Exhibit P.
                                                    ---------

          (l)    Employees. Seller has no employees to whom by virtue of such
                 ---------
     employment Purchaser will have an obligation after Closing.

          (m)    Environmental. To Seller's knowledge, Seller has not received
                 -------------
     any written notice from any Person of any uncured violation at the Property of any applicable Environmental Laws.

References to the "knowledge" of Seller shall refer only to the current actual knowledge of Richard Blum, an employee of Fifield Companies (the "Designated Employee"), and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. Moreover, qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Designated Employee on account of any breach of any representation or warranty made by Seller herein.

If and to the extent a representation and warranty set forth in Section 5.2 (or
                                                                -----------
portion thereof) survives Closing, such representation or warranty (or portion thereof) is expressly limited to and shall automatically be deemed to expire and terminate upon the expiration of the Survival Period, except for claims for which Purchaser has given written notice as set forth below prior to the expiration of the Survival Period, whereupon Purchaser shall have the rights and remedies set forth in Article VI. Notwithstanding the foregoing, no rights or
                      ----------
remedies shall be deemed to accrue on account of a breach of any such representations or warranties unless and until: (1) Purchaser shall have given Seller written notice specifying in reasonable detail any alleged breach prior to the expiration of the Survival Period; and (2) Seller shall have failed to cure (which may include bonding over a defect in a manner reasonably agreed to by Purchaser) any breach within thirty (30) days, or such longer period of time as is reasonable under the circumstances if such breach is susceptible to cure, not to exceed one hundred and twenty (120) days after receipt of notice from Purchaser, provided Seller is continuously and diligently pursuing a cure of such breach. Notwithstanding anything in clause (2) to the contrary, Seller shall not be entitled to the cure period provided in clause (2) unless Seller provides Purchaser with notice of its intention to cure ("Seller's Cure Notice") within five (5) business days after receipt of Purchaser's notice referred to in clause (1).

     Section 5.3 Special Seller Representation and Warranty Regarding Bulk
                 ---------------------------------------------------------
Sales. Seller hereby represents and warrants to Purchaser that Seller has paid
-----
and will continue to pay to the State of Illinois Department of Revenue any taxes due from Seller pursuant to Section 902(d) of the Illinois Income Tax Act (35 ILCS 5/902(d)). Seller's representation and warranty set forth in this
Section 5.3 shall survive for three (3) years after the Closing (and shall thereafter terminate if no suit has been brought by Purchaser within said three
(3) year period) and Seller's obligations under this Section 5.3 shall not be subject to the limitations on liability contained in Section 6.3 or Section 7.12 herein. FRC Windy Point and Travelers Windy Point hereby acknowledge that, notwithstanding the terms and conditions of Section 7.12 herein, they shall be jointly and severally liable with Seller to Purchaser in the event Seller breaches the representation and warranty contained in this Section 5.3 and FRC Windy Point and Travelers Windy Point have agreed to join in the execution of this Agreement for the purpose of evidencing such obligation. If Seller at any time delivers a clearance letter from the Illinois Department of Revenue evidencing that there are no taxes due from Seller pursuant to Section 902(d) of the Illinois Income Tax, then all of the obligations and liabilities of Seller, FRC Windy Point and Travelers Windy Point under this Section 5.3 shall terminate and be of no further force or effect.

                                   ARTICLE VI
                                   ----------

                                DEFAULT REMEDIES
                                ----------------

     Section 6.1 By Purchaser. If prior to Closing, Purchaser breaches in any
                 ------------
material respect any of its covenants, obligations, liabilities or duties hereunder without such breach being cured within applicable notice and cure periods, or in any documents or certificates executed and delivered by any of the Purchaser Parties in connection herewith, or if any of Purchaser's representations and warranties prove to be false in any material respect as of the date deemed to be made, then Seller shall be entitled to elect one of the following options: (a) terminate its obligation to sell and Purchaser's obligation to purchase the Property and not proceed with Closing, whereupon Seller shall be entitled to prompt receipt of the Earnest Money from Escrow Agent pursuant to the Earnest Money Trust Agreement and/or Purchaser, as applicable, and retain the Earnest Money as its sole and exclusive remedy and as liquidated damages for Purchaser's breach of this Agreement, any and all other claims for losses, damages, costs and expenses being deemed waived hereby, provided however, the recovery of reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial or at trial, including any proceedings under the Bankruptcy Code, excluding, however, any attorneys' fees incurred on appeal) and expenses as hereinafter provided and any indemnification obligations set forth in this Agreement shall not be limited hereby; or (b) in the event Closing occurs, exercise the rights and remedies set forth in Section
                                                                        -------
6.3. Further, in the event Seller elects not to proceed to Closing and receives
---
and retains the Earnest Money as provided herein, and because the actual damages suffered by Seller as a result of such breach by Purchaser would be impracticable or extremely difficult or impossible to determine, Purchaser and Seller agree that the amount of the Earnest Money shall be the amount of damages to which Seller is entitled in such event and that the amount of such liquidated damages is reasonable and does not constitute a penalty. Upon full receipt of the Earnest Money by Seller pursuant to (a) above, this Agreement, including the purchase and sale obligations of Purchaser and Seller hereunder, shall be deemed automatically terminated, and the parties shall have no further rights, obligations or liabilities hereunder, provided however, the recovery of reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial or at trial, including any proceedings under the Bankruptcy Code, excluding, however, any attorneys' fees incurred on appeal) and expenses as hereinafter provided and any indemnification obligations set forth in this Agreement shall not be limited hereby. If Purchaser hinders, delays, contests or interferes with Seller's receipt or retention of the Earnest Money (or attempts to do any of the foregoing), then in any action brought thereon, the prevailing party shall be entitled to recover reasonable attorney's fees and expenses (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code). If Seller is the prevailing party, such amounts shall be in addition to retention of the Earnest Money, and if Purchaser is the prevailing party, such amounts shall be in addition to the return of the Earnest Money by Seller.

     Section 6.2 By Seller. If prior to Closing, Seller breaches in any material
                 --------
respect any of its covenants, obligations, liabilities or duties hereunder without such breach being cured within applicable notice and cure periods, or in any documents or certificates executed and delivered by any of the Seller Parties, or if any of Seller's representations and warranties prove to be false in any material respect as of the date deemed to be made (collectively, a "Seller Default"), Purchaser shall be entitled to elect one of the following options: (a) terminate its obligations to purchase and Seller's obligations to sell the Property and not proceed with Closing, whereupon Purchaser shall be entitled to a prompt return of the Earnest Money from Escrow Agent (to the extent actually paid by Purchaser) pursuant to the Earnest Money Trust Agreement as its sole and exclusive remedy (except as may be expressly set forth herein, including, without limitation, the last sentence of this Section 6.2), any and
                                                         -----------
all other claims for losses, damages, costs and expenses being deemed waived hereby; provided however, the recovery of reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial or at trial, including any proceedings under the Bankruptcy Code, excluding, however, any attorneys' fees incurred on appeal) and expenses as hereinafter provided and any indemnification obligations set forth in this Agreement shall not be limited hereby; (b) seek specific performance of Seller's obligation to sell the Property, and if the Purchaser prevails in obtaining such specific performance, Purchaser shall be entitled to recover its reasonable legal fees and costs actually incurred in obtaining the decree for specific performance (at trial but not on appeal) and otherwise Seller shall be entitled to recover its reasonable legal fees and costs in connection therewith; or (c) proceed with Closing and in the event Closing occurs, exercise the rights and remedies set forth in Section
                                                                        -------
6.3; provided, however, that Section 6.3 shall not apply to, and Seller shall
---                          -----------
have no liability (other than as provided in clauses (a) and (b) above and the last sentence of this Section 6.2) for any breach of Seller's representations
                      -----------
and warranties which are known to Purchaser prior to Closing. Notwithstanding the foregoing, if there is a Seller Default and as a result thereof, Purchaser elects to seek specific performance and Purchaser is unable to obtain a judgment for specific performance of Seller's obligation to sell the Property, Purchaser shall thereafter be entitled to the remedy set forth in clause (a) above. If Seller hinders, delays, contests or interferes with Purchaser's receipt or retention of the Earnest Money pursuant to (a) above (or attempts to do any of the foregoing), then in any action brought thereon, the prevailing party shall be entitled to recover reasonable attorney's fees and expenses (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code. The prevailing party in any such action for damages, or in the event Purchaser must pursue an action to recover the Earnest Money, shall be entitled to recover reasonable attorney's fees and expenses (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code). Notwithstanding anything contained herein to the contrary, if this Agreement is terminated pursuant to clause (a) above due to an intentional breach by Seller in any material respect of any of its covenants hereunder or if Seller knowingly and intentionally caused one of Seller's representations and warranties to be false in any material respect, or if Seller's intentional action makes it impossible to enforce specific performance, then Seller shall reimburse Purchaser for the actual, out-of-pocket third party costs (not to exceed $100,000) incurred by Purchaser in connection with this transaction which are directly related to Purchaser's due diligence regarding the condition of the Property and Purchaser's reasonable attorneys' fees in connection with the negotiation of this Agreement (but excluding any loan commitment or related fees paid by Purchaser), to the extent such costs are evidenced to Seller's reasonable satisfaction.

     Section 6.3 Post-Closing Defaults. If, following Closing, any party hereto
                 ---------------------
breaches any of its covenants, obligations, liabilities, indemnities or duties hereunder (other than the obligations of Purchaser and Seller contained in
Section 3.3, the obligations of Seller pursuant to the Bulk Sale Indemnity and the obligations of Seller contained in Section 5.3), or in any documents or certificates executed and delivered by it, or if any of its representations and warranties which survive Closing prove to be false in any material respect as of the date deemed to be made (subject to the limitations in Section 6.2 above),
                                                          -----------
the other party shall be entitled to recover from such defaulting party any and all damages (excluding any special, consequential and/or lost profit damages and subject to the limitations set forth in Sections 5.2, 6.1 and 6.2), costs and
                                        -------------------------
expenses, including reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial or at trial, including any proceedings under the Bankruptcy Code, excluding, however, any attorneys' fees incurred on appeal) and expenses suffered or incurred by such other party as a result of such breach subject to the conditions contained herein. Notwithstanding the foregoing, neither party shall have liability to the other party for a breach of any of its covenants, obligations, liabilities, indemnities or duties hereunder, or in any documents or certificates executed and delivered by it, or if any of its representation or warranties which survive Closing are false in any material respect as of the date deemed to be made (a) unless the valid claims for all such breaches collectively aggregate more than Fifty Thousand and No/100 Dollars ($50,000.00) in which event the full amount of such valid claims shall be actionable up to, but not in excess of, Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), and (b) unless written notice containing a description of the specific nature of such breach shall have been given by the claiming party to the other party prior to the expiration of the Survival Period and an action shall have been commenced by the claiming party against the other party within sixty (60) days after (a) the Survival Period or (b) if Seller has delivered to Purchaser Seller's Cure Notice, or if Purchaser has delivered to Seller Purchaser's Cure Notice, the expiration of the cure period as provided in
Section 5.1 and Section 5.2 hereof,.

     Section 6.4 General Provisions. All rights and remedies in favor of the
                 ------------------
parties in this Agreement are the sole and exclusive rights and remedies available to the parties and exclusive of any other rights and remedies available at law or in equity. The rights and remedies in favor of the parties hereunder are cumulative and may be exercised successively or concurrently as determined by such parties in their sole discretion, except as otherwise provided herein to the contrary (including in Sections 5.2, 6.1 and 6.2). Except
                                              -------------------------
as provided herein to the contrary, the exercise of any one right or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right or remedy and no delay in exercising or failing to exercise any rights or remedies hereunder (subject to the limitations set forth herein) shall constitute, or be deemed to constitute, a waiver of the right to exercise any such rights or remedies at any time thereafter or a release, satisfaction or discharge of the terms hereof, all such rights and remedies remaining continuously in force. This Article VI, including without limitation, the
                            ----------
liquidated damages
provisions and waivers set forth in Sections 6.1 and 6.2, shall not limit or
                                    --------------------
impair in any way, and shall be in addition to, the rights and remedies any party hereto may have by virtue of any specific indemnities granted herein (including Sections 2.4, 2.7, 7.1, 7.11, and 7.17) or in any documents or
           --------------------------------------
certificates executed and delivered by any of the parties to the other.

                                   ARTICLE VII
                                   -----------

                                  MISCELLANEOUS
                                  -------------

     Section 7.1 Assignment. Purchaser hereby acknowledges Purchaser shall not
                 ----------
have any right to assign this Agreement or any of its rights or obligations hereunder (including any representations and warranties included herein) without the prior written consent of Seller, which consent may be withheld, conditioned or delayed in Seller's sole and absolute discretion, except as hereinafter provided. Any assignment or attempted assignment by Purchaser of this Agreement or Purchaser's rights and obligations hereunder, except in strict accordance with the terms of this Section 7.1, shall constitute a breach by Purchaser under
                       -----------
this Agreement and shall entitle Seller to exercise any and all of its rights and remedies hereunder. Seller will consent to a one time only assignment by Purchaser of this Agreement and its rights and benefits hereunder, prior to Closing, to any Person which is owned or controlled, directly or indirectly, by Purchaser or any of its equity holders, subsidiaries or affiliates, and/or to any Person which owns or controls, directly or indirectly, Purchaser or any of its equity holders, subsidiaries or affiliates, any Person that may succeed to the interests of Purchaser by merger, consolidation or other business combination, or any Person who acquires all or substantially all of Purchaser's assets or any of its equity holders, affiliates or subsidiaries or to Wells Operating Partnership, L.P., a Delaware limited partnership, or to any partnership having Purchaser or Wells Operating Partnership, L.P. as a direct or indirect general partner thereof, provided that as a condition precedent to the effectiveness of and prior to any such assignment: (a) Purchaser shall give Seller at least three (3) business days' prior written notice of its intent to assign this Agreement; and (b) Purchaser and such assignee shall have executed and delivered to Seller an amendment to this Agreement, in the form attached hereto as Exhibit AA, wherein the assignee expressly assumes and agrees to pay
          ----------
and perform all of the Purchaser's covenants, representations, warranties, obligations and liabilities hereunder (whether arising prior or subsequent to such assignment) and under all documents and certificates executed and delivered or to be executed and delivered by the Purchaser or such permitted assignee in connection herewith, and Purchaser agrees to remain jointly and severally liable with such assignee for the payment and performance of all of such covenants, obligations, liabilities, representations and warranties. Any assignment or other Transfer, or attempted or purported assignment or other Transfer, by Purchaser of this Agreement, or any of its rights and benefits hereunder, shall be NULL AND VOID, unless made with the prior written consent of Seller and strictly in accordance with the terms hereof. Any such permitted assignee shall be deemed the "Purchaser" for all purposes hereunder from and after the assignment by Purchaser of this Agreement and its rights, benefits and obligations in accordance with the terms hereof; provided, however, the original named Purchaser herein shall remain jointly and severally liable after such assignment with its permitted assignee for the performance of all covenants, obligations, duties, liabilities, representations and warranties of Purchaser under this Agreement and all documents and certificates executed and delivered or to be executed and delivered by Purchaser or its permitted assignee in connection herewith.

     Section 7.2 Notices. All notices, demands, requests and other
                 -------
communications required hereunder shall be in writing and shall be deemed to have been given and/or received: (a) upon delivery if personally delivered; (b) three (3) days after deposit in the United States Mail when delivered, postage pre-paid, by certified or registered mail; (c) the next business day after deposit with a nationally recognized overnight delivery service marked for delivery on the next business day; or (d) as of the date of facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above; addressed to the party for whom it is intended at its address hereinafter set forth:

(a)  If to Seller, FRC Windy     Windy Point of Schaumburg, LLC
     Point, Travelers Windy      c/o Fifield Companies
     Point or Fifield Realty:    20 North Wacker Drive, Suite 3200
                                 Chicago, Illinois 60606
                                 Attn: Mr. Richard Blum
                                 Facsimile: (312) 855-1719

     With a copy to:             The Travelers Insurance Company
                                 190 South LaSalle Street, Suite 2740
                                 Chicago, Illinois 60603
                                 Attn: Mr. Thomas B. Karbowski
                                 Facsimile: (312) 917-3636

     With a copy to:             (for overnight delivery):

                                 The Travelers Insurance Company
                                 c/o Citigroup Global Investments
                                 242 Trumbull Street - 7TS
                                 Hartford, Connecticut 06103
                                 Attn: Ellen N. Derrig, Esq.
                                 Facsimile: (860) 954-2620

                                 (for regular U.S. mail delivery):

                                 The Travelers Insurance Company
                                 c/o Citigroup Global Investments
                                 P.O. Box 150449
                                 Hartford, Connecticut 06115-0449
                                 Attn: Ellen N. Derrig, Esq.

     With a copy to:             Piper Marbury Rudnick & Wolfe
                                 203 North LaSalle Street, Suite 1800
                                 Chicago, Illinois 60601
                                 Attn: Alison Mitchell, Esq. and Grace Poe, Esq.
                                 Facsimile: (312) 236-7516

(b)  If to Purchaser:      Wells Capital, Inc.
                           6200 The Corners Parkway, Suite 250
                           Norcross, Georgia 30092
                           Attn: Mr. Michael C. Berndt
                           Facsimile: (770) 200-8199


With a copy to:            Troutman Sanders LLP
                           Bank of America Plaza, Suite 5200
                           600 Peachtree Street N.E.
                           Atlanta, Georgia 30308-2216
                           Attn: John W. Griffin, Esq. and Leslie Fuller
                                 Secrest, Esq.
                           Facsimile: (404) 962-6577 (Griffin)
                           (404) 962-6678 (Secrest)

Any party may designate a change of address by written notice to the other, given at least ten (10) days before such change of address is to become effective.

     Section 7.3 No Third Party Beneficiary. The provisions of this Agreement
                 --------------------------
are solely for the benefit of Purchaser and Seller, and their successors and permitted assigns. No provision of this Agreement or of any of the documents and certificates executed in connection herewith shall be construed as creating in any Person other than Purchaser and Seller, and their successors and permitted assigns, any rights of any nature whatsoever.

     Section 7.4 Successors and Assigns. Subject to the provisions of Sections
                 ----------------------                               --------
7.1 and 7.3, all of the terms, covenants and conditions contained herein and in
-----------
the other documents and certificates executed in connection herewith shall apply to and be binding upon, and inure to the benefit of, the successors and permitted assigns of Purchaser and Seller, respectively.

     Section 7.5 Severability. If any provision in this Agreement is found by a
                 ------------
court of competent jurisdiction to be in violation of any applicable law, and if such court should declare such provision of this Agreement to be unlawful, void, illegal or unenforceable in any respect, the remainder of this Agreement shall be severable, and the rights, obligations and interests of the parties hereto under the remainder of this Agreement shall continue in full force and effect. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part or provision of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure, the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     Section 7.6 Modification. This Agreement and the terms hereof may not be
                 ------------
changed, waived, modified, canceled, discharged or terminated orally, but only by an instrument or instruments in writing signed by Purchaser and Seller.

     Section 7.7  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCLUDING CONFLICTS OF LAW PRINCIPLES.

     Section 7.8  Consent to Jurisdiction. Each of Purchaser and Seller hereby
                  -----------------------
consents to the exercise of personal jurisdiction over it by the federal court in the Northern District of Illinois or any state circuit or district courts in Cook County, and consents to the laying of venue in any such federal or state courts.

     Section 7.9  Headings. The Article headings and the Section and Subsection
                  ---------
titles hereof are inserted for convenience of reference only, are not intended to modify the terms hereof, and shall not be construed in any way to limit or define the content, scope or intent of the provisions hereof.

     Section 7.10 Entire Agreement. This Agreement and the Exhibits hereto, each
                  ----------------
of which is incorporated herein by this reference, together with the documents and certificates executed and delivered in connection herewith set forth the entire agreement between Purchaser and Seller relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby and thereby.

     Section 7.11 Broker. Purchaser hereby represents and warrants to Seller
                  ------
that it has not engaged any finder, broker or other agent with respect to any of the transactions described by this Agreement or otherwise relating to the acquisition of all or any portion of the Property, other than Broker whose commission shall be paid by Seller under a separate agreement between Seller and Broker in accordance with the terms thereof, and none of the Purchaser Parties shall assert any claims against any of the Seller Parties or the Property (or any portion thereof) for any brokerage or sales commissions, finder's fees, consultant's fees or any other similar fees or compensation of any kind or nature whatsoever, irrespective of the termination of this Agreement and whether or not Closing occurs hereunder. Seller hereby represents and warrants to Purchaser that it has not engaged any finder, broker or other agents with respect to any of the transactions described by this Agreement or otherwise relating to the sale of all or any portion of the Property, other than Broker, and none of the Seller Parties shall assert any claims against the Purchaser Parties for any brokerage or sales commissions, finder's fees, consultant's fees or any other similar fees or compensation of any kind or nature whatsoever, irrespective of the termination of this Agreement and whether or not the Closing occurs hereunder. Purchaser hereby covenants and agrees to indemnify, defend and hold harmless the Seller, and Seller covenants and agrees to indemnify, defend and hold harmless the Purchaser, from and against any and all liability, damage (including special and consequential), loss, lien, expense, suit and claim (including attorneys' fees and expenses at the trial level) caused by or arising out of: (a) a breach of the aforesaid representations and warranties of the indemnifying party; and/or (b) any claims for any brokerage or sales commissions, finder's fees, consultant's fees or any other similar fees or compensation of the indemnifying party or any person claiming to have dealt with, on behalf of, through or under such indemnifying party.

     Section 7.12 No Personal/Joint Liability. This Agreement and all documents,
                  ---------------------------
agreements, understandings and arrangements relating hereto and to the transactions contemplated hereby have been negotiated, executed and delivered on behalf of Seller and Purchaser by their respective partners and/or officers in their representative capacities and not individually, and bind only the assets of Seller and Purchaser (including any assignee), respectively, and no officer, director, employee, partner (including, without limitation, General Partner), agent or shareholder of either the Seller Parties or Purchaser Parties shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of Seller or Purchaser, as the case may be, hereunder. Any Person dealing with Seller and/or Purchaser in connection herewith shall look solely to the assets of Seller and Purchaser (including any assignee), respectively, for the payment of any claim or for the performance of any of its agreements, obligations or undertakings hereunder. Each party acknowledges and agrees that each agreement and other document executed by the other party in accordance with or in respect of this Agreement and the transactions contemplated hereby shall be deemed and treated to include in all respects and for all purposes the provisions of this Section 7.12.
                                                     ------------
Notwithstanding the foregoing, the limitation on liability contained in this
Section 7.12 shall not apply with respect to Seller's obligations contained in
------------
Section 5.3 or the Bulk Sale Indemnity.
-----------

     Section 7.13 Survival. All representations and warranties (subject to the
                  --------
limitations in Section 5.1, 5.2 and 5.3), covenants, obligations, indemnities
               ------------------------
and provisions of this Agreement shall survive the Closing of the transactions contemplated hereby and/or termination of this Agreement.

     Section 7.14 Waiver of Trial by Jury. SELLER AND PURCHASER HEREBY WAIVE
                  -----------------------
TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS OR CERTIFICATES EXECUTED IN CONNECTION HEREWITH, OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING HERETO OR THERETO.

     Purchaser's Initials: /s/ [ILLEGIBLE]  Seller's Initials: /s/ [ILLEGIBLE]

     Section 7.15 Time Is of Essence. TIME IS OF THE ESSENCE under this
                  ------------------
Agreement, each and all of the other documents and certificates executed in connection herewith, and each and every term, covenant, condition and provision hereof and thereof.

     Section 7.16 Effective Date. Notwithstanding the fact that this Agreement
                  --------------
may have been executed on a date prior or subsequent thereto, this Agreement shall be deemed effective on the date on which each and all of the following conditions precedent to effectiveness are satisfied (but not prior thereto): (a) Purchaser shall have executed and delivered this Agreement to Seller and the Earnest Money Trust Agreement to Escrow Agent and Seller; (b) concurrently with the execution and delivery by Purchaser of this Agreement and the Earnest Money Trust Agreement, the Earnest Money shall have been deposited and paid in full in accordance with the provisions of Section 3.1(a); and (c) Seller shall have
                                  --------------
executed and delivered this Agreement and the Earnest Money Trust Agreement to Purchaser and Escrow Agent. Any calculation of time periods within which Purchaser or Seller must act or respond which refer in any way to the date of this Agreement shall mean and refer to the Effective Date and not the date set forth on the first page hereof. Each party agrees to confirm in writing, upon request, the Effective Date hereof.

     Section 7.17 No Recording. Purchaser and Seller hereby agree that neither
                  ------------
this Agreement nor any memorandum hereof shall be recorded. Each party hereby agrees to indemnify and hold harmless the other for all liabilities, losses, damages, liens, suits, claims, costs and expenses (including reasonable attorneys' fees) incurred by the other by reason of a breach of the foregoing covenant.

     Section 7.18 Informed Consent. Each of Purchaser and Seller hereby
                  ----------------
acknowledges for the benefit of the other that: (a) it has thoroughly read and reviewed the terms and provisions of this Agreement and each of the other documents and certificates to be executed in connection herewith and is familiar with same; (b) the terms and provisions hereof and thereof are clearly understood and have been fully consented to; (c) it has had the full benefit and advice of counsel of its own selection, in regard to understanding the terms and provisions hereof and thereof, the meaning and effect of this Agreement and each of the other documents and certificates to be executed in connection herewith, and otherwise as desired; and (d) all such documents have been entered into freely, voluntarily, in good faith, with full knowledge of the consequences thereof and without duress.

     Section 7.19 Further Assurances. Seller and Purchaser hereby agree, upon
                  ------------------
reasonable request of the other party, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts and instruments as may be reasonably required to effectuate the transactions contemplated hereby. All costs and expenses incurred by either party in connection with this Section shall be paid by the party making the request pursuant hereto.

     Section 7.20 Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall constitute an original and all of which together shall constitute but one original. This Agreement shall not be effective unless and until executed and delivered by Purchaser and Seller in one or more counterparts.

     Section 7.21 WAIVER OF CONSUMER PROTECTION/DECEPTIVE TRADE PRACTICES ACTS.
                  ------------------------------------------------------------
PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (I) IT SEEKS TO ACQUIRE AND WILL BE ACQUIRING THE PROPERTY, INCLUDING THE LEASES AND CONTRACTS, AND OBLIGATIONS FOR COMMERCIAL PURPOSES ONLY, AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (II) PURCHASER IS EXPERIENCED AND HAS PREVIOUSLY ENGAGED IN THE ACQUISITION OF PROPERTY AND OTHER TRANSACTIONS OF THE TYPE CONTEMPLATED HEREUNDER; AND (III) NEITHER THIS AGREEMENT NOR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER, INCLUDING THE PURCHASE AND SALE OF THE PROPERTY, INCLUDING THE LEASES AND CONTRACTS, AND OBLIGATIONS, IS A CONSUMER TRANSACTION AND/OR GOVERNED, OR INTENDED TO BE GOVERNED, BY ANY CONSUMER PROTECTION, UNFAIR OR DECEPTIVE, TRADE OR CONSUMER FRAUD ACTS IN THE JURISDICTION IN WHICH THE PROPERTY IS LOCATED OR TO WHICH THIS AGREEMENT IS SUBJECT, AND

PURCHASER HEREBY WAIVES UNCONDITIONALLY AND IRREVOCABLY ALL RIGHTS, BENEFITS, PROTECTIONS, REMEDIES AND OTHER PROVISIONS THEREOF AND THEREUNDER.

     Section 7.22 Securities Acknowledgments. Purchaser, for itself and each of
                  --------------------------
the Purchaser Parties, hereby represents and acknowledges the following to the actual knowledge of Purchaser:

          (a) notwithstanding any Information, cooperation or assistance of any kind by any of the Seller Parties from time to time, none of the Seller Parties is intended to be or shall be construed as a party to or a participant in any transaction entered into by Purchaser in connection with any Transfer or Financing entered into by the Purchaser Parties of or for any of the Property or any Securities in or relating to any of the foregoing, which Financing, Transfer and/or Securities transactions are acknowledged to be, insofar as the Seller Parties are concerned, for the sole benefit of Purchaser and/or the other Purchaser Parties; and,

          (b) none of the Seller Parties shall have any disclosure, other responsibilities or Liabilities in connection with any Transfer or Financing entered into by the Purchaser Parties of or for any of the Property or any Securities in or relating to any of the foregoing, including the completeness or accuracy of any Information and any decisions to include or exclude any Information, or any inclusion or failure to include any other information, in any offering materials prepared, used or disseminated in connection with any of the foregoing. Nothing herein is intended to diminish or eliminate either party's express representations and warranties to the other party set forth in this Agreement or in the Conveyancing Documents.

     Section 7.23 Public Disclosure. Prior to and after the Closing, any release
                  -----------------
to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement, other than any filings which Purchaser is required by Securities Laws to make with the Securities and Exchange Commission, will be made only in the form approved by Purchaser and Seller which approval shall not be unreasonably withheld, conditioned or delayed. The provisions of this Section 7.23 will survive the Closing or any termination of this Agreement.

     Section 7.24 Letter of Understanding. Purchaser and Seller acknowledge and
                  -----------------------
agree that certain letter of understanding dated October 17, 2001 and all prior and subsequent letters or expressions of intent between Seller and Purchaser (or Broker) are hereby deemed terminated, of no further force and effect, and superseded by the terms of this Agreement.

     Section 7.25 Like Kind Exchange. Seller, at its option, may elect to use
                  ------------------
the proceeds for the sale of the Property to purchase a replacement property as part of a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended. If Seller desires to sell the Property as part of such a like-kind exchange, Seller shall notify Purchaser no later than two (2) business days prior to the Closing Date. Provided Seller has so notified Purchaser, Purchaser agrees to cooperate with Seller to effect the like-kind exchange contemplated hereunder and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code, including, without limitations, documents evidencing Purchaser's consent to one (1) or more assignments of this Agreement; provided that: (i) the Closing shall not be delayed; (ii) Purchaser incurs no additional cost or liability in connection with the like-kind exchange; (iii) Seller pays all costs associated with the like-kind exchange; and (iv) Purchaser is not obligated to take title to any other property.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

                                    PURCHASER:
                                    ---------

                                    WELLS CAPITAL, INC., a Georgia corporation

                                    By: /s/ Leo F. Wells
                                        --------------------------------------
                                        Name:  LEO F. WELLS
                                               -------------------------------
                                        Title: PRESIDENT
                                               -------------------------------

                                    SELLER:
                                    ------

                                    WINDY POINT OF SCHAUMBURG, LLC,
                                    a Delaware limited liability company

                                    By: FRC Windy Point L.L.C., an Illinois
                                        limited liability company, its member

                                        By: /s/ Steven D.Fifield
                                            ----------------------------------
                                        Name:  Steven D. Fifield
                                               -------------------------------
                                        Title: Managing Member
                                               -------------------------------

                                     JOINDER
                                     -------

     Each of the undersigned parties hereby joins in the execution of this Agreement for Purchase and Sale (this "Agreement") for the purpose of binding itself on a joint and several basis with one another and on a joint and several basis with Seller to all of the obligations of Seller, FRC Windy Point and Travelers Windy Point contained in Section 5.3 of this Agreement.

                                 FRC WINDY POINT:
                                 ----------------

                                 FRC WINDY POINT L.L.C., an Illinois limited liability company


                                 By: /s/ Steven D. Fifield
                                     -------------------------------------------
                                     Name:  Steven D. Fifield
                                            ------------------------------------
                                     Title: Managing Member
                                            ------------------------------------


                                 TRAVELERS WINDY POINT:
                                 ----------------------

                                 TRAVELERS SCHAUMBURG WINDY POINT, LLC,
                                 a Delaware limited liability company


                                 By: /s/ Thomas B. Karbowski
                                     -------------------------------------------
                                 Name:  Thomas B. Karbowski
                                        ----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------

                                    EXHIBIT A
                                    ---------

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

Parcel 1:
---------

Lot 1 in Windy Point of Schaumburg in Section 12, Township 41 North Range 10, East of the Third Principal Meridian, according to the plat thereof recorded as document number 99137488, in Cook County, Illinois.

Parcel 2:
---------

Lot 2 in Windy Point of Schaumburg in Section 12, Township 41 North Range 10, East of the Third Principal Meridian according to the plat thereof recorded as document number 99137488, in Cook County, Illinois.

Parcel 3:
---------

Easements for ingress and egress, utilities, storm drainage, parking and signage for the benefits of parcels 1 and 2 aforesaid as set forth in the Declaration of Covenants, Conditions, Restrictions, Reciprocal Rights and Easements for Windy Point of Schaumburg Subdivision recorded February 9, 1999, as document number 99137489.

                                       A-1